UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

High Income Fund

April 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 21, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2010.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US Dollar-denominated or non-US Dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities. The Fund may also make short sales of securities or maintain a short position.

The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local-currency-denominated) and the Barclays Capital (BC) US Corporate High Yield (HY) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2010. Individual performance for each of the indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

The Fund’s Class A shares without sales charges outperformed its blended benchmark for both the six- and 12-month periods ended April 30, 2010 as investors gained confidence that a sustainable economic recovery was underway. The Fund’s overall sector positioning, country allocations and currency exposure all contributed positively to the relative outperformance for both periods as capital markets rallied.

The Fund’s overweight allocation to the high-yield sector, as well as the Fund’s overall higher risk profile early in the reporting period during the credit rally, contributed significantly to relative performance for both the six- and 12-month periods. The Fund’s emerging market country selection, particularly overweights in Argentina and the Ukraine, as well as specific bank holdings in Kazakhstan and Russia, helped relative performance during the 12-month period. Exposure to commercial mortgage-backed securities (CMBS) and high-yield bank loans which rallied strongly, also contributed positively to the Fund’s performance. Leverage made a positive contribution to the Fund’s performance for both the six- and 12-month periods ended April 30, 2010.

Market Review and Investment Strategy

The global economic recovery broadened in the second half of 2009 and continued into early 2010 as the US and euro-area economies returned to positive growth. The global economic recovery was driven by strong gains in emerging-market economies. Growth in Asia ex-Japan, Eastern Europe and the Middle East outpaced expectations, thanks to strong domestic demand. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies.

Many fixed-income sectors staged historic recoveries during the 12-month period ended April 30, 2010, following the extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in September 2008. The credit rally continued through most of the semi-annual period. High-yield corporates, as represented by the BC US Corporate HY 2% Issuer Capped Index, which returned 11.60%; high-yield bank loans, as represented by the BC Bank Loan Index which returned 9.35%; and, CMBS, as represented by the CMBS component of the BC US Aggregate Index, which returned 12.83%, all rallied during the current reporting period, as investor risk aversion abated on signs that a sustainable global economic recovery was under way. Investment-grade corporate debt, as represented by the BC US Investment Grade Corporate Index, also fared well, posting a return of 4.83% for the semi-annual period. Corporate earnings reached bottom after a two-year plunge, and positive earnings surprises increased as markets recovered.

US dollar-denominated emerging market debt, as represented by the JPM EMBI Global, returned 6.40% for the semi-annual period with every country within the index generating positive returns. Top performers

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

included Jamaica (returning 37.54%), Belize (returning 33.97%) and the Ukraine (returning 27.28%). Argentina also outperformed within the index, returning 9.10%. The Fund was overweight in both the Ukraine and Argentina during the six-month reporting period. Underperforming emerging-debt countries during the reporting period included South Africa at 3.73%, Brazil at 4.22% and Turkey at 4.27%, all of which were underweighted within the Fund. Local emerging market debt unhedged in USD, as represented by the JPM GBI-EM, rebounded, returning 7.63% for the reporting period.

Developed government securities significantly lagged credit for the 12-month period as risk premiums unwound. For the semi-annual period, global developed government bonds posted a gain of only 1.51%, hedged in USD. In the view of the Fund’s Global Fixed Income Team and Global Credit Investment Team (the “Team”), opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long term averages, the economic recovery continues to provide support. The Team is currently maintaining the Fund’s overweight in higher-beta (market sensitive) corporate issues, although the Team has tempered some of the Fund’s most aggressive overweights and its holdings remain well diversified.

The Team currently believes that the growth prospects of emerging markets exceed those of developed economies. Thanks in part to a large rally in bond prices and the flattening of credit curves, the dispersion of intercountry dollar-denominated debt yields has narrowed to pre-crisis levels. In this market environment, the Team believes that a more diversified portfolio mix is sensible. The Team, however, continues to carefully monitor country-specific issues and believes that the market could be underestimating the possibility for near-term political volatility. For example, presidential elections in Brazil, Colombia, Hungary, Poland and the Ukraine in 2010, and in Argentina in 2011, could prompt changes in economic policies.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and Eurobonds. The JPM GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Barclays Capital US Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the US Corporate HY Index. The Barclays Capital US Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A substantial amount of the Fund’s assets will be invested in foreign securities in emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from or greater than the risks of investing in developed foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Price fluctuation in the Fund’s portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high-yield bonds (i.e., “junk bonds”), which involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2010	Returns
	6 Months	12 Months
AllianceBernstein High Income Fund*
Class A	12.36%	52.28%

Class B**	11.87%	51.14%

Class C	11.82%	50.95%

Advisor Class†	12.51%	52.70%

Class R†	12.13%	51.84%

Class K†	12.27%	52.21%

Class I†	12.52%	52.92%

Composite Benchmark: 33% JPM GBI – EM/33% JPM EMBI Global/33% Barclays Capital US Corporate HY 2% Issuer Capped Index	8.54%	30.19%

JPM EMBI Global	6.40%	23.49%

JPM GBI – EM	7.63%	25.16%

Barclays Capital US Corporate HY 2% Issuer Capped Index	11.60%	42.53%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended April 30, 2010, by 0.10% and 0.10%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark Disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2010
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			6.63%
1 Year	52.28%	45.88%
5 Years	11.32%	10.36%
10 Years	13.38%	12.89%

Class B Shares			6.21%
1 Year	51.14%	48.14%
5 Years	10.43%	10.43%
10 Years(a)	12.83%	12.83%

Class C Shares			6.13%
1 Year	50.95%	49.95%
5 Years	10.41%	10.41%
10 Years	12.45%	12.45%

Advisor Class Shares‡			7.17%
1 Year	52.70%	52.70%
Since Inception†	12.28%	12.28%

Class R Shares‡			6.68%
1 Year	51.84%	51.84%
Since Inception†	11.67%	11.67%

Class K Shares‡			7.02%
1 Year	52.21%	52.21%
Since Inception†	11.96%	11.96%

Class I Shares‡			7.24%
1 Year	52.92%	52.92%
Since Inception†	12.31%	12.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.88%, 1.83%, 0.83%, 1.36%, 1.10% and 0.72% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2010.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	56.83%
5 Years	10.00%
10 Years	12.33%

Class B Shares
1 Year	59.51%
5 Years	10.07%
10 Years(a)	12.27%

Class C Shares
1 Year	61.44%
5 Years	10.08%
10 Years	11.91%

Advisor Class Shares‡
1 Year	64.26%
Since Inception†	11.44%

Class R Shares‡
1 Year	63.54%
Since Inception†	10.88%

Class K Shares‡
1 Year	63.94%
Since Inception†	11.17%

Class I Shares‡
1 Year	64.23%
Since Inception†	11.47%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2009		Ending Account Value April 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,123.58	$1,019.69	$5.42	$5.16
Class B	$1,000	$1,000	$1,118.72	$1,016.17	$9.14	$8.70
Class C	$1,000	$1,000	$1,118.23	$1,016.22	$9.09	$8.65
Advisor Class	$1,000	$1,000	$1,125.15	$1,021.22	$3.79	$3.61
Class R	$1,000	$1,000	$1,121.32	$1,018.70	$6.47	$6.16
Class K	$1,000	$1,000	$1,122.66	$1,019.89	$5.21	$4.96
Class I	$1,000	$1,000	$1,125.19	$1,021.42	$3.58	$3.41

*	Expenses are equal to the classes' annualized expense ratios of 1.03%, 1.74%, 1.73%, 0.72%, 1.23%, 0.99% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $1,598.5

*	All data are as of April 30, 2010. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” security type weightings represent 1.0% or less in the following security types: Common Stock, Local Governments-Regional Bonds, Inflation-Linked Securities, Local Governments-Municipal Bonds, Supranationals, Governments-Sovereign Agencies and Warrants. “Other” country weightings represent 1.1% or less in the following countries: Australia, Barbados, Belgium, Bermuda, Cayman Islands, Croatia, Czech Republic, Denmark, Dominican Republic, Egypt, El Salvador, France, Gabon, Germany, Ghana, Hong Kong, Hungary, Iceland, India, Ireland, Italy, Jamaica, Japan, Lithuania, Luxembourg, Norway, Panama, Peru, Philippines, Poland, Serbia & Montenegro, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Turkey and Uruguay.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2010 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 47.3%
Industrial – 38.7%
Basic – 6.2%
AK Steel Corp. 7.625%, 5/15/20(a)	US$	914	$941,420
7.75%, 6/15/12		1,050	1,052,625
Algoma Acquisition Corp. 9.875%, 6/15/15(b)		2,710	2,588,050
Appleton Papers, Inc. 10.50%, 6/15/15(b)		2,150	2,182,250
Arch Western Finance LLC 6.75%, 7/01/13		643	647,823
Boise Paper Holdings LLC 9.00%, 11/01/17(b)		520	557,700
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,146,750
7.125%, 5/01/20		1,100	1,157,750
Domtar Corp. 5.375%, 12/01/13		1,000	1,030,000
Drummond Co, Inc. 7.375%, 2/15/16		1,450	1,428,250
Evraz Group SA 8.25%, 11/10/15(b)		4,534	4,675,461
8.875%, 4/24/13(b)		843	888,353
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	1,537,500
Georgia-Pacific LLC 7.00%, 1/15/15(b)		433	450,320
7.125%, 1/15/17(b)		517	545,435
8.875%, 5/15/31		1,000	1,110,000
Graphic Packaging International Corp. 9.50%, 8/15/13		2,200	2,260,500
Hexion Finance Escrow LLC/Hexion Escrow Corp. 8.875%, 2/01/18(b)		1,393	1,370,364
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.75%, 11/15/14(c)		1,615	1,465,612
9.75%, 11/15/14		515	531,737
Huntsman International LLC 7.875%, 11/15/14		2,620	2,659,300
Ineos Group Holdings PLC 8.50%, 2/15/16(b)		9,341	8,313,490
Kerling PLC 10.625%, 1/28/17(b)	EUR	2,800	3,970,384
Kronos International, Inc. 6.50%, 4/15/13		4,000	4,580,188

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LBI Escrow Corp. 8.00%, 11/01/17(b)	US$	1,200	$1,243,500
MacDermid, Inc. 9.50%, 4/15/17(b)		2,015	2,080,487
Momentive Performance Materials, Inc. 10.125%, 12/01/14(d)		879	890,111
11.50%, 12/01/16(e)		1,300	1,267,500
NewMarket Corp. 7.125%, 12/15/16		1,074	1,068,630
NewPage Corp. 10.00%, 5/01/12		3,920	2,851,800
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	2,150	1,946,580
Nova Chemicals Corp. 8.625%, 11/01/19(b)	US$	1,383	1,445,235
Novelis, Inc. 7.25%, 2/15/15		1,870	1,841,950
PE Paper Escrow GMBH 12.00%, 8/01/14(b)		791	901,740
Peabody Energy Corp 7.875%, 11/01/26		50	52,750
Peabody Energy Corp. Series B 6.875%, 3/15/13		910	921,375
Rhodia SA 3.394%, 10/15/13(b)(c)	EUR	1,950	2,570,364
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)		1,050	1,453,943
Solutia, Inc. 7.875%, 3/15/20	US$	1,415	1,460,988
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(b)		1,570	1,695,600
9.75%, 7/29/13(b)		7,028	7,652,086
Steel Dynamics, Inc. 6.75%, 4/01/15		675	688,500
7.625%, 3/15/20(b)		1,500	1,552,500
7.75%, 4/15/16		445	464,469
Tube City IMS Corp. 9.75%, 2/01/15		1,000	1,010,000
United States Steel Corp. 6.65%, 6/01/37		3,300	2,970,000
7.375%, 4/01/20		575	590,813
Vedanta Resources PLC 8.75%, 1/15/14(b)		4,299	4,707,405
Verso Paper Holdings LLC/Verso Paper, Inc.
Series B 11.375%, 8/01/16(e)		2,448	2,343,960

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Westvaco Corp. 8.20%, 1/15/30	US$	1,940	$2,167,657
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	3,331,302

			98,262,507

Capital Goods – 3.8%
Alion Science and Technology Corp. 10.25%, 2/01/15		2,313	1,850,400
12.00%, 11/01/14(b)		450	470,250
AMH Holdings, Inc. 11.25%, 3/01/14		2,526	2,608,095
Ardagh Glass Finance PLC 8.75%, 2/01/20	EUR	1,500	2,087,048
9.25%, 7/01/16		497	734,521
Berry Plastics Corp. 8.875%, 9/15/14	US$	2,954	2,902,305
10.25%, 3/01/16		672	655,200
Bombardier, Inc. 7.75%, 3/15/20(b)		1,408	1,496,000
8.00%, 11/15/14(b)		2,260	2,373,000
Building Materials Corp. of America 7.00%, 2/15/20(b)		985	999,775
7.50%, 3/15/20(b)		1,898	1,893,255
Case New Holland, Inc. 7.125%, 3/01/14		1,324	1,353,790
Clondalkin Industries Bv 8.00%, 3/15/14(b)	EUR	822	1,061,618
CNH America LLC 7.25%, 1/15/16	US$	997	1,039,373
Crown Americas 7.625%, 11/15/13		414	426,938
Goodman Global Group, Inc. Zero Coupon, 12/15/14(b)		2,233	1,362,130
Graham Packaging Co Lp/ Gpc Ca 8.25%, 1/01/17(b)		692	699,785
Grohe Holding GMBH 8.625%, 10/01/14(b)(e)	EUR	2,505	3,251,900
Hanson Australia Funding Ltd. 5.25%, 3/15/13	US$	856	857,314
Hanson Ltd. 6.125%, 8/15/16		1,105	1,094,070
Heidelbergcement Ag 8.50%, 10/31/19	EUR	920	1,269,362
IFCO Systems NV 10.00%, 6/30/16(b)		1,000	1,491,224
Impress Holdings BV 9.25%, 9/15/14(b)		1,000	1,391,365

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

L-3 Communications Corp. 5.875%, 1/15/15	US$	800	$812,000
Masco Corp. 6.125%, 10/03/16		2,315	2,367,259
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		830	850,750
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)		2,733	2,791,076
Ply Gem Industries, Inc. 11.75%, 6/15/13		2,000	2,127,500
Pregis Corp 5.644%, 4/15/13(c)	EUR	590	707,000
Pregis Corp. 5.644%, 4/15/13(c)		510	628,112
Rexam PLC 6.75%, 6/29/67(f)		2,530	3,217,050
Reynolds Grp Iss/reynold 8.50%, 5/15/18(a)(b)	US$	2,300	2,300,000
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19(b)		2,000	2,085,000
Sequa Corp. 11.75%, 12/01/15(b)		2,145	2,169,131
Terex Corp. 8.00%, 11/15/17		2,856	2,784,600
Textron Financial Corp. 4.60%, 5/03/10		172	172,000
5.40%, 4/28/13		1,037	1,079,799
6.00%, 2/15/67(b)		125	101,563
Transdigm, Inc. 7.75%, 7/15/14		120	122,550
United Rentals North America, Inc. 7.75%, 11/15/13		3,400	3,425,500

			61,109,608

Communications - Media – 4.2%
Allbritton Communications Co 8.00%, 5/15/18(b)		3,515	3,515,000
Allbritton Communications Co. 7.75%, 12/15/12		1,780	1,806,700
American Media Operations, Inc. 14.00%, 11/01/13(b)(d)		606	393,887
Cablevision Systems Corp 8.00%, 4/15/20		1,000	1,017,500
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16		1,100	1,331,000
Cengage Learning Acquisitions 10.50%, 1/15/15(b)		2,900	2,842,000
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	3,520	5,085,074

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Charter Communications Operating LLC 8.00%, 4/30/12(b)	US$	1,275	$1,351,500
Clear Channel Communications, Inc. 5.50%, 9/15/14		5,205	3,409,275
5.75%, 1/15/13		3,288	2,729,040
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17(b)		323	345,770
CSC Holdings, Inc. 6.75%, 4/15/12		190	199,500
7.875%, 2/15/18		2,212	2,344,720
Dex One Corp. 12.00%, 1/29/17		248	252,084
Echostar DBS Corp. 7.125%, 2/01/16		1,250	1,268,750
Gallery Capital SA 10.125%, 5/15/13(g)(h)		960	192,000
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		950	978,500
Intelsat Bermuda Ltd. 11.25%, 6/15/16		2,472	2,675,940
Lamar Media Corp. 6.625%, 8/15/15		2,941	2,896,885
Liberty Media Corp. 5.70%, 5/15/13		1,145	1,150,725
LIN Television Corp. 6.50%, 5/15/13		2,050	2,029,500
Mcclatchy Co/ The 11.50%, 2/15/17(b)		1,500	1,605,000
Nexstar Broadcasting Inc/Miss 8.875%, 4/15/17(b)		1,021	1,041,420
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(i)		2,725	2,643,250
Quebecor Media, Inc. 7.75%, 3/15/16		3,452	3,460,630
Rainbow National Services LLC 8.75%, 9/01/12(b)		250	253,437
10.375%, 9/01/14(b)		1,458	1,530,900
The Reader's Digest Association, Inc. 9.00%, 2/15/17(h)(j)(k)		750	1,875
Sinclair Television Group, Inc. 9.25%, 11/01/17(b)		1,975	2,098,438
Sirius Xm Radio Inc 8.75%, 4/01/15(b)		2,000	2,040,000
Technicolor 5.75%, 9/25/15(f)(h)(j)	EUR	925	80,053
Univision Communications, Inc. 9.75%, 3/15/15(b)(d)	US$	3,737	3,390,874
12.00%, 7/01/14(b)		1,580	1,745,900

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance Ltd. 7.625%, 1/15/20(b)	EUR	800	$1,091,789
Valassis Communications, Inc. 8.25%, 3/01/15	US$	1,700	1,795,625
Virgin Media Finance PLC 8.375%, 10/15/19		2,450	2,566,375
WDAC Subsidiary Corp. 8.375%, 12/01/14(b)		1,283	65,754
WMG Holdings Corp. 9.50%, 12/15/14(e)		3,468	3,511,350

			66,738,020

Communications - Telecommunications – 2.7%
BCM Ireland Finance Ltd. 5.662%, 8/15/16(c)	EUR	1,000	938,672
Cincinnati Bell, Inc. 8.25%, 10/15/17	US$	750	761,250
8.75%, 3/15/18		2,650	2,683,125
Clearwire Comm/finance 12.00%, 12/01/15(b)		3,000	3,127,500
Cricket Communications, Inc. 9.375%, 11/01/14(e)		3,482	3,599,517
Crown Castle International Corp. 7.125%, 11/01/19		1,500	1,507,500
Digicel Group Ltd. 10.50%, 4/15/18(b)(e)		1,366	1,458,205
Digicel Ltd. 12.00%, 4/01/14(b)		660	755,700
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(h)(j)		1,048	172,959
Frontier Communications Corp. 6.25%, 1/15/13		1,222	1,249,495
8.125%, 10/01/18		500	512,500
9.00%, 8/15/31		600	606,000
Level 3 Financing, Inc. 8.75%, 2/15/17		3,220	3,034,850
9.25%, 11/01/14		878	868,123
10.00%, 2/01/18(b)		500	492,500
MetroPCS Wireless, Inc. 9.25%, 11/01/14(e)		2,040	2,116,500
Mobile Satellite Ventures LP 14.00%, 4/01/13(b)(i)		1,000	1,065,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(b)		1,155	1,222,914
Sprint Capital Corp. 6.875%, 11/15/28		3,000	2,610,000

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Terrestar Networks, Inc. 15.00%, 2/15/14(b)(d)	US$	1,936	$1,877,713
Tw Telecom Holdings, Inc. 8.00%, 3/01/18(b)		2,824	2,922,840
VIP Finance (Vimpelcom) 8.375%, 4/30/13(b)		2,545	2,748,600
Wind Acquisition Finance SA 11.75%, 7/15/17(b)		3,000	3,334,500
Windstream Corp. 8.125%, 8/01/13		1,827	1,909,215
8.625%, 8/01/16		1,394	1,427,108

			43,002,286

Consumer Cyclical - Automotive – 1.5%
Affinia Group, Inc. 9.00%, 11/30/14		1,350	1,341,563
Allison Transmission, Inc. 11.00%, 11/01/15(b)		1,000	1,080,000
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12(h)		845	918,937
8.50%, 5/01/18(a)(b)		1,230	1,260,750
Ford Motor Co. 7.45%, 7/16/31(e)		1,500	1,395,000
Ford Motor Credit Co. LLC 3.048%, 1/13/12(c)		640	621,600
7.00%, 10/01/13		974	1,005,053
8.00%, 12/15/16		2,650	2,824,619
Goodyear Tire & Rubber Co./The 8.625%, 12/01/11		660	688,875
8.75%, 8/15/20		1,250	1,312,500
9.00%, 7/01/15		922	963,490
10.50%, 5/15/16		300	334,125
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(j)		986	473,280
Lear Corp. 7.875%, 3/15/18		1,500	1,528,125
Navistar International Corp. 8.25%, 11/01/21		2,715	2,864,325
Tenneco, Inc. 8.625%, 11/15/14(e)		2,600	2,678,000
Visteon Corp. 7.00%, 3/10/14(h)		1,738	1,972,630

			23,262,872

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16		1,960	2,097,200

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 4.4%
Beazer Homes USA, Inc. 6.875%, 7/15/15	US$	1,000	$920,000
12.00%, 10/15/17		860	983,625
Boyd Gaming Corp. 6.75%, 4/15/14		925	855,625
7.75%, 12/15/12(e)		1,200	1,194,000
Broder Brothers Co. 12.00%, 10/15/13(d)(g)		308	253,810
Chukchansi Economic Development Authority 8.00%, 11/15/13(b)(e)		2,075	1,732,625
DR Horton, Inc. 6.00%, 4/15/11		1,756	1,804,290
6.50%, 4/15/16		1,000	1,007,500
Greektown Holdings LLC 10.75%, 12/01/13(g)(h)		715	47,369
Harrah's Operating Co., Inc. 5.375%, 12/15/13		2,500	2,275,000
5.625%, 6/01/15		1,935	1,378,687
6.50%, 6/01/16		1,177	825,371
11.25%, 6/01/17		2,300	2,507,000
Host Hotels & Resorts LP 6.875%, 11/01/14		481	488,816
9.00%, 5/15/17(b)		1,000	1,090,000
Series Q 6.75%, 6/01/16		2,558	2,609,160
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		2,565	2,372,625
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16		2,600	2,847,000
KB Home 5.875%, 1/15/15		1,295	1,254,531
Lennar Corp. Series B 6.50%, 4/15/16		2,200	2,136,750
Levi Strauss & Co. 8.875%, 4/01/16		2,000	2,120,000
M/I Homes, Inc. 6.875%, 4/01/12		1,500	1,500,000
Meritage Homes Corp. 6.25%, 3/15/15		1,350	1,299,375
MGM Mirage 6.625%, 7/15/15(e)		2,000	1,725,000
7.625%, 1/15/17(e)		1,715	1,509,200
8.375%, 2/01/11(e)		1,241	1,256,513
Mohegan Tribal Gaming Auth 7.125%, 8/15/14		3,369	2,737,313

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCL Corp. Ltd. 11.75%, 11/15/16(b)	US$	4,250	$4,717,500
Phillips-van Heusen Corp 7.375%, 5/15/20(a)		540	551,475
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		2,450	2,358,125
8.625%, 8/01/17(b)		500	522,500
8.75%, 5/15/20(a)(b)		1,000	1,000,000
Quiksilver, Inc. 6.875%, 4/15/15		2,700	2,487,375
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16		2,850	2,885,625
8.75%, 2/02/11		727	754,263
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,172,362
Standard Pacific Corp. 6.50%, 8/15/10		750	750,938
8.375%, 5/15/18(a)		500	507,500
10.75%, 9/15/16		1,667	1,887,878
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		2,500	2,718,750
Station Casinos, Inc. 6.625%, 3/15/18(h)(j)		1,755	15,356
6.88%, 3/01/16(h)		1,500	13,200
Tropicana Entertainment LLC 9.625%, 12/15/14(h)(j)		750	75
Turning Stone Resort Casino Enterprise 9.125%, 9/15/14(b)		700	697,375
WCI Communities, Inc. 6.625%, 3/15/15(h)(j)(k)		750	0
William Lyon Homes, Inc. 10.75%, 4/01/13		2,252	2,054,950
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14(e)		3,194	3,233,925

			70,060,357

Consumer Cyclical - Restaurants – 0.2%
Landry's Restaurants, Inc. 11.625%, 12/01/15(b)		1,880	2,030,400
Sbarro, Inc. 10.375%, 2/01/15		1,750	1,470,000

			3,500,400

Consumer Cyclical - Retailers – 2.8%
Asbury Automotive Group, Inc. 8.00%, 3/15/14		1,430	1,435,362
Autonation, Inc. 6.75%, 4/15/18		349	350,309

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Blockbuster, Inc. 11.75%, 10/01/14(b)(e)	US$	1,782	$1,305,315
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14		3,275	3,315,938
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(e)		2,096	2,203,420
Couche-Tard US/Finance 7.50%, 12/15/13		1,242	1,266,840
Dollar General Corp. 10.625%, 7/15/15		1,758	1,953,577
Duane Reade, Inc. 9.75%, 8/01/11		780	803,400
GSC Holdings Corp. 8.00%, 10/01/12		2,784	2,888,400
Hines Nurseries, Inc. 10.25%, 10/01/11(h)(j)		1,000	2,500
JC Penney Corp., Inc. 7.40%, 4/01/37		4,100	4,294,750
Limited Brands, Inc. 5.25%, 11/01/14		3,194	3,297,805
6.90%, 7/15/17		3,710	3,858,400
Macys Retail Holdings, Inc. 6.625%, 4/01/11		1,500	1,563,750
Michaels Stores, Inc. 10.00%, 11/01/14		2,900	3,074,000
11.375%, 11/01/16		1,000	1,092,500
MU Finance PLC 8.375%, 2/01/17(b)		1,900	1,862,000
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(d)		1,752	1,796,253
10.375%, 10/15/15(e)		500	526,875
Qvc Inc 7.50%, 10/01/19(b)		1,400	1,435,000
Rite Aid Corp. 6.875%, 8/15/13		470	432,400
9.50%, 6/15/17		1,500	1,312,500
10.25%, 10/15/19		1,000	1,092,500
Sally Holdings LLC 9.25%, 11/15/14		1,200	1,270,500
Toys R US, Inc. 7.375%, 10/15/18		2,900	2,834,750

			45,269,044

Consumer Non-Cyclical – 4.5%
ACCO Brands Corp. 7.625%, 8/15/15		2,550	2,428,875
10.625%, 3/15/15(b)		1,587	1,757,602
Aramark Corp. 8.50%, 2/01/15		3,442	3,532,353

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bausch & Lomb, Inc. 9.875%, 11/01/15	US$	3,315	$3,501,469
Biomet, Inc. 11.625%, 10/15/17		2,450	2,744,000
Bioscrip, Inc. 10.25%, 10/01/15(b)		1,905	1,952,625
Boston Scientific Corp. 6.00%, 6/15/11		3,000	3,114,855
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)		2,584	2,622,456
CEDC Finance Corp. International, Inc. 8.875%, 12/01/16	EUR	1,000	1,424,651
9.125%, 12/01/16(b)	US$	1,150	1,219,000
Community Health Systems, Inc. 8.875%, 7/15/15		2,500	2,625,000
DaVita, Inc. 7.25%, 3/15/15		815	831,300
Dean Foods Co. 7.00%, 6/01/16		2,850	2,793,000
Del Monte Corp. 6.75%, 2/15/15		750	771,562
Dole Food Co., Inc. 8.00%, 10/01/16(b)		1,350	1,397,250
Elan Corp. PLC 8.75%, 10/15/16(b)		1,750	1,776,250
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		413	434,683
HCA, Inc. 6.375%, 1/15/15		3,017	2,937,804
6.50%, 2/15/16		782	761,472
6.75%, 7/15/13		1,316	1,335,740
9.625%, 11/15/16(d)		1,059	1,151,662
Healthsouth Corp. 10.75%, 6/15/16		2,625	2,861,250
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		2,341	2,405,378
Invacare Corp. 9.75%, 2/15/15		750	811,875
Jarden Corp. 7.50%, 1/15/20		2,550	2,610,563
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)(b)		1,959	1,919,820
Merisant Co. 9.50%, 7/15/13(g)		1,000	107,500
Multiplan, Inc. 10.375%, 4/15/16(b)		1,650	1,707,750
New Albertsons, Inc. 7.45%, 8/01/29		3,110	2,674,600

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pinnacle Foods Finance LLC 10.625%, 4/01/17(e)	US$	1,000	$1,075,000
Select Medical Corp. 6.143%, 9/15/15(c)		1,500	1,353,750
7.625%, 2/01/15		1,983	1,883,850
Simmons Co. 10.00%, 12/15/14(h)(j)		800	15,000
Smithfield Foods, Inc. 7.00%, 8/01/11		1,250	1,281,250
Stater Brothers Holdings 8.125%, 6/15/12		1,331	1,335,991
Sun Healthcare Group, Inc. 9.125%, 4/15/15		1,800	1,863,000
Tops Markets LLC 10.125%, 10/15/15(b)		1,555	1,640,525
Universal Hospital Services, Inc. 3.859%, 6/01/15(c)		500	427,500
Vanguard Health Holding Co. 8.00%, 2/01/18(b)		1,460	1,445,400
Viant Holdings, Inc. 10.125%, 7/15/17(b)		1,559	1,566,795
Visant Corp. 7.625%, 10/01/12		968	971,630
Visant Holding Corp. 8.75%, 12/01/13		1,450	1,479,000

			72,551,036

Energy – 2.9%
Antero Resources Finance Corp. 9.375%, 12/01/17(b)		2,045	2,116,575
Chaparral Energy, Inc. 8.875%, 2/01/17		2,800	2,730,000
Chesapeake Energy Corp. 6.50%, 8/15/17		1,575	1,535,625
6.625%, 1/15/16		1,250	1,231,250
6.875%, 11/15/20		100	97,500
7.50%, 9/15/13		404	408,040
CIE Generale De Geophysique-Veritas 7.50%, 5/15/15		909	920,362
7.75%, 5/15/17		69	69,690
9.50%, 5/15/16		857	916,990
Complete Production Services, Inc. 8.00%, 12/15/16		2,810	2,873,225
Denbury Resources, Inc. 8.25%, 2/15/20		349	374,302
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		2,090	2,147,475
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		322	330,050

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Forest Oil Corp. 7.25%, 6/15/19	US$	2,540	$2,578,100
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)		1,400	1,456,000
Hercules Offshore, Inc. 10.50%, 10/15/17(b)		2,176	2,241,280
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(b)		3,176	3,176,000
Key Energy Services, Inc. 8.375%, 12/01/14		1,325	1,351,500
Mariner Energy, Inc. 11.75%, 6/30/16		1,741	2,228,480
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,475	1,495,813
OPTI Canada, Inc. 8.25%, 12/15/14		3,750	3,600,000
Parker Drilling Co. 9.125%, 4/01/18(b)		1,389	1,420,253
PetroHawk Energy Corp. 9.125%, 7/15/13		2,494	2,606,230
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	504,179
Plains Exploration & Production Co. 7.75%, 6/15/15		1,000	1,022,500
8.625%, 10/15/19		1,300	1,374,750
Range Resources Corp. 7.50%, 5/15/16		500	520,000
Sandridge Energy, Inc. 8.75%, 1/15/20(b)		1,423	1,430,115
Tesoro Corp. 6.25%, 11/01/12		2,070	2,085,525
6.50%, 6/01/17		409	384,460
9.75%, 6/01/19		1,058	1,137,350

			46,363,619

Other Industrial – 0.5%
Baldor Electric Co. 8.625%, 2/15/17		2,500	2,643,750
Education Management LLC 10.25%, 6/01/16		1,550	1,674,000
Neenah Foundary Co. 9.50%, 1/01/17(h)		1,150	572,125
RBS Global & Rexnord Cor 8.50%, 5/01/18(b)		1,500	1,503,750
11.75%, 8/01/16		324	351,945
Sensus Metering Systems, Inc. 8.625%, 12/15/13		1,121	1,136,414

			7,881,984

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 1.2%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(a)(b)	US$	285	$292,837
Lottomatica SpA 8.25%, 3/31/66(b)(f)	EUR	1,585	2,200,038
Realogy Corp. 10.50%, 4/15/14(e)	US$	2,232	2,081,340
12.375%, 4/15/15		1,250	1,046,875
Service Corp. International 6.75%, 4/01/16		2,900	2,900,000
7.50%, 4/01/27		1,575	1,484,438
The ServiceMaster Co. 10.75%, 7/15/15(b)(d)		2,358	2,514,218
Ticketmaster Entertainment, Inc. 10.75%, 8/01/16		2,110	2,373,750
Travelport LLC 9.875%, 9/01/14		2,900	3,048,625
West Corp. 9.50%, 10/15/14		736	761,760
11.00%, 10/15/16		1,100	1,179,750

			19,883,631

Technology – 2.1%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(b)		865	890,950
Amkor Technology, Inc. 9.25%, 6/01/16		2,560	2,726,400
Aspect Software, Inc. 10.625%, 5/15/17(a)(b)		1,111	1,111,000
Ceridian Corp. 11.25%, 11/15/15		2,571	2,648,130
First Data Corp. 9.875%, 9/24/15		3,241	2,965,515
11.25%, 3/31/16		750	626,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14		2,030	1,999,550
9.25%, 4/15/18(b)		726	755,040
10.125%, 12/15/16(e)		1,679	1,613,939
Iron Mountain, Inc. 6.625%, 1/01/16		1,393	1,394,741
8.375%, 8/15/21		2,000	2,112,500
8.75%, 7/15/18		1,000	1,056,250
Lucent Technologies, Inc. 6.45%, 3/15/29		2,450	1,794,625
6.50%, 1/15/28		1,650	1,204,500
NXP BV / NXP Funding LLC 3.053%, 10/15/13(c)		620	592,100
9.50%, 10/15/15		2,325	2,284,312
Sanmina Corp. 8.125%, 3/01/16		2,624	2,656,800

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Seagate Technology HDD Holding 6.375%, 10/01/11	US$	963	$1,001,520
Sensata Technologies BV 8.00%, 5/01/14(e)		1,700	1,763,750
Serena Software, Inc. 10.375%, 3/15/16		419	404,335
Sungard Data Systems, Inc. 9.125%, 8/15/13		1,353	1,388,516
10.25%, 8/15/15		974	1,026,353
Xerox Capital Trust I 8.00%, 2/01/27		116	116,744

			34,133,820

Transportation - Airlines – 0.5%
American Airlines, Inc. 10.50%, 10/15/12(b)		1,909	2,045,016
AMR Corp. 9.00%, 8/01/12		849	808,673
Continental Airlines, Inc. 8.75%, 12/01/11		703	715,302
Series 2003-ERJ1 7.875%, 7/02/18		1,477	1,343,652
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		1,300	1,376,375
Northwest Airlines Inc Series 00-1 7.15%, 10/01/19		1,119	1,029,670

			7,318,688

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		1,226	1,252,052

Transportation - Services – 1.0%
American West Airlines LLC Series 991G 7.93%, 1/02/19		2,108	2,129,195
Avis Budget Car Rental 7.625%, 5/15/14		500	510,000
7.75%, 5/15/16		3,338	3,404,760
Hertz Corp. 8.875%, 1/01/14		3,372	3,481,590
Overseas Shipholding Group Inc 8.125%, 3/30/18		1,500	1,530,000
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13(b)(d)		2,348	2,113,072
Stena AB 5.875%, 2/01/19(b)	EUR	1,000	1,248,234
6.125%, 2/01/17(b)		800	1,043,857

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

US Shipping Partners LP/US Shipping Finance Corp. 13.00%, 8/15/14(h)(j)(k)	US$	700	$35,000

			15,495,708

			618,182,832

Financial Institutions – 5.9%
Banking – 2.2%
ABN Amro Bank NV 4.31%, 3/10/49(f)	EUR	3,396	3,278,163
Bank of America Corp. 8.00%, 12/31/49(f)	US$	1,585	1,595,572
8.125%, 12/31/49(f)		3,130	3,150,877
BOI Capital Funding No. 3 6.107%, 2/04/16(b)(f)(h)		2,500	1,775,000
CenterCredit International 8.625%, 1/30/14(b)		1,734	1,768,680
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(f)(h)	EUR	1,500	1,268,206
Dresdner Funding Trust I 8.151%, 6/30/31(b)	US$	2,000	1,741,188
HBOS Capital Funding LP 6.071%, 6/30/14(b)(f)		590	479,375
HT1 Funding GMBH 6.352%, 6/30/17(f)	EUR	1,450	1,351,422
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	US$	6,050	5,270,500
Resona Preferred Global Securities 7.191%, 7/30/15(b)(f)		6,300	6,245,921
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17(f)		1,700	1,100,750
RS Finance (RSB) 7.50%, 10/07/10(b)		2,359	2,356,641
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,390,163
Zions Bancorporation 5.50%, 11/16/15	US$	2,180	2,090,075
6.00%, 9/15/15		370	354,275

			35,216,808

Brokerage – 0.3%
E*Trade Financial Corp. 7.375%, 9/15/13		2,725	2,643,250
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(h)		1,600	356,000
Series G 4.80%, 3/13/14(h)		1,800	396,000
Nuveen Investments, Inc. 10.50%, 11/15/15		2,150	2,150,000

			5,545,250

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 1.9%
American General Finance Corp. Series I 4.875%, 7/15/12	US$	3,000	$2,795,364
CIT Group Funding Co. of Delaware LLC 10.25%, 5/01/13-5/01/17		3,608	3,747,239
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		3,215	3,077,307
Series . 7.00%, 5/01/16		738	702,254
GMAC, Inc. 6.875%, 9/15/11		1,090	1,109,075
8.00%, 11/01/31		404	393,900
Series 8 6.75%, 12/01/14		2,590	2,583,525
ILFC E-Capital Trust II 6.25%, 12/21/65(b)(f)		1,500	1,132,500
International Lease Finance Corp. 6.375%, 3/25/13		3,000	2,888,040
iStar Financial, Inc. 5.65%, 9/15/11		3,205	2,980,650
10.00%, 6/15/14(b)		1,525	1,523,094
Residential Capital LLC 9.625%, 5/15/15		3,132	3,100,680
Ziggo Bond Company B.V 8.00%, 5/15/18(a)(b)	EUR	2,800	3,746,700

			29,780,328

Insurance – 1.1%
AGFC Capital Trust I 6.00%, 1/15/67(b)(f)	US$	4,000	2,840,000
American International Group, Inc. 6.25%, 3/15/37		2,364	1,808,460
8.175%, 5/15/58(f)		1,336	1,157,310
Crum & Forster Holdings Corp. 7.75%, 5/01/17		457	458,714
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17		1,000	1,038,750
Genworth Financial, Inc. 6.15%, 11/15/66(f)		2,535	2,028,000
ING Capital Funding Trust III 8.439%, 12/31/10(f)		2,000	1,895,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		1,642	1,518,850
MBIA Insurance Corp. 14.00%, 1/15/33(b)(f)		3,556	2,720,340
XL Capital Ltd. Series E 6.50%, 4/15/17(f)		3,325	2,726,500

			18,191,924

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.4%
Dtek Finance BV 9.50%, 4/28/15(b)	US$	3,574	$3,571,034
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18(b)		1,900	1,847,750
iPayment, Inc. 9.75%, 5/15/14		642	592,245

			6,011,029

			94,745,339

Utility – 2.7%
Electric – 2.0%
The AES Corp. 7.75%, 3/01/14		2,696	2,743,180
8.00%, 10/15/17		860	885,800
Dynegy Holdings, Inc. 8.375%, 5/01/16		4,141	3,644,080
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		1,929	1,823,870
Edison Mission Energy 7.00%, 5/15/17		3,948	2,877,105
7.50%, 6/15/13		1,562	1,390,180
7.75%, 6/15/16		447	347,542
Energy Future Holdings Corp. 10.875%, 11/01/17		1,090	858,375
Indiantown Cogeneration LP Series A-9 9.26%, 12/15/10		1,737	1,772,260
Mirant Americas Generation LLC 8.50%, 10/01/21		3,555	3,448,350
NRG Energy, Inc. 7.25%, 2/01/14		245	248,369
7.375%, 2/01/16-1/15/17		4,025	3,977,375
RRI Energy, Inc. 7.625%, 6/15/14		1,041	1,034,494
7.875%, 6/15/17		2,293	2,201,280
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		2,804	2,103,000
TXU Corp. Series P 5.55%, 11/15/14		1,980	1,487,239
Series Q 6.50%, 11/15/24		2,007	1,053,675

			31,896,174

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.7%
El Paso Corp. Series G 7.375%, 12/15/12	US$	394	$416,937
7.75%, 1/15/32		1,750	1,753,531
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(f)		1,230	1,279,200
Kinder Morgan Finance Co. 5.70%, 1/05/16		745	733,825
Regency Energy Partners 8.375%, 12/15/13		1,290	1,331,925
Sabine Pass LNG LP 7.50%, 11/30/16		2,050	1,880,875
Source Gas LLC 5.90%, 4/01/17(b)		3,000	2,842,398
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 11.25%, 7/15/17(b)		1,300	1,482,000

			11,720,691

			43,616,865

Total Corporates – Non-Investment Grades (cost $732,234,568)			756,545,036

EMERGING MARKETS – SOVEREIGNS – 11.9%
Sovereign – 11.9%
Argentina – 1.8%
Republic of Argentina 2.50%, 12/31/38		14,680	5,505,000
7.00%, 10/03/15		20,801	16,750,744
7.82%, 12/31/33	EUR	6,587	5,574,814
8.28%, 12/31/33(e)	US$	1,749	1,298,748

			29,129,306

Colombia – 0.6%
Republic of Colombia 7.375%, 3/18/19 – 9/18/37		8,980	10,081,670

Dominican Republic – 0.8%
Dominican Republic 8.625%, 4/20/27(b)		8,403	9,117,255
9.04%, 1/23/18(b)		3,716	4,134,185

			13,251,440

Egypt – 0.2%
Egypt 5.75%, 4/29/20(b)		1,584	1,601,820
6.875%, 4/30/40(b)		1,096	1,106,960

			2,708,780

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.8%
El Salvador 7.375%, 12/01/19(b)	US$	1,495	$1,659,450
7.625%, 9/21/34(b)		872	976,640
7.65%, 6/15/35(b)		8,045	8,668,487
7.75%, 1/24/23(b)		700	787,500

			12,092,077

Gabon – 0.2%
Gabonese Republic 8.20%, 12/12/17(b)		3,208	3,560,880

Ghana – 0.3%
Republic of Ghana 8.50%, 10/04/17(b)		4,524	5,021,640

Indonesia – 2.1%
Republic of Indonesia 6.625%, 2/17/37(b)		2,560	2,636,800
6.875%, 1/17/18(b)		6,272	6,977,600
7.50%, 1/15/16(b)		1,000	1,157,500
7.75%, 1/17/38(b)		2,447	2,850,755
8.50%, 10/12/35(b)		1,645	2,068,587
11.625%, 3/04/19(b)		12,390	17,934,525

			33,625,767

Jamaica – 0.0%
Jamaica 8.00%, 6/24/19		718	710,820

Panama – 0.6%
Republic of Panama 6.70%, 1/26/36		1,317	1,432,238
8.875%, 9/30/27		2,709	3,575,880
9.375%, 4/01/29		2,946	4,065,480

			9,073,598

Philippines – 0.9%
Republic of Philippines 7.50%, 9/25/24		3,144	3,635,407
8.375%, 6/17/19		2,101	2,605,240
9.50%, 2/02/30		1,393	1,884,033
9.875%, 1/15/19		820	1,087,525
10.625%, 3/16/25		3,239	4,712,745

			13,924,950

Serbia & Montenegro – 0.1%
Republic of Serbia 6.75%, 11/01/24(b)		1,881	1,871,595

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.5%
Republic of Turkey 6.875%, 3/17/36	US$	2,016	$2,023,560
7.00%, 6/05/20		3,400	3,718,750
7.375%, 2/05/25		1,649	1,820,084

			7,562,394

Ukraine – 1.0%
Ukraine Government International Bond 3.20%, 12/19/10	JPY	730,000	7,693,618
6.385%, 6/26/12(b)	US$	750	753,750
6.58%, 11/21/16(b)		2,441	2,363,132
6.75%, 11/14/17(b)		545	525,925
7.65%, 6/11/13(b)		4,498	4,610,450

			15,946,875

Uruguay – 0.7%
Republica Orient Uruguay 6.875%, 9/28/25		4,272	4,656,480
7.625%, 3/21/36		550	625,625
7.875%, 1/15/33(d)		1,377	1,611,592
9.25%, 5/17/17		2,814	3,580,815

			10,474,512

Venezuela – 1.3%
Republic of Venezuela 6.00%, 12/09/20(b)		9,283	5,871,497
7.00%, 3/31/38(b)		1,891	1,106,235
7.65%, 4/21/25		6,203	4,000,935
9.00%, 5/07/23		6,465	4,800,263
9.25%, 5/07/28(b)		6,684	4,962,722

			20,741,652

Total Emerging Markets – Sovereigns (cost $153,753,631)			189,777,956

CORPORATES – INVESTMENT GRADES – 11.6%
Industrial – 4.5%
Basic – 1.7%
ArcelorMittal 9.00%, 2/15/15(e)		730	878,044
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,565	1,721,148
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,466	1,643,752
GTL Trade Finance, Inc. 7.25%, 10/20/17(b)		1,747	1,856,188
Rio Tinto Finance USA Ltd. 8.95%, 5/01/14		2,639	3,197,386

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Copper Corp. 7.50%, 7/27/35	US$	1,500	$1,604,949
Teck Cominco Ltd. 6.125%, 10/01/35		5,000	5,025,000
Teck Resources Ltd. 9.75%, 5/15/14		425	516,375
Union Carbide Corp. 7.75%, 10/01/96		2,500	2,194,328
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		2,441	2,660,690
Vale Overseas Ltd. 5.625%, 9/15/19		2,285	2,397,365
6.875%, 11/21/36		3,495	3,669,145

			27,364,370

Capital Goods – 0.4%
Allied Waste North America, Inc.
Series B
7.125%, 5/15/16		362	395,032
Lafarge SA 7.125%, 7/15/36		1,500	1,551,738
Owens Corning, Inc. 6.50%, 12/01/16		355	385,804
7.00%, 12/01/36		4,450	4,569,523

			6,902,097

Communications - Media – 0.7%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,375,408
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15		3,900	4,041,375
News America, Inc. 6.40%, 12/15/35		1,000	1,051,413
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,400	2,474,414

			10,942,610

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		1,500	1,440,000
7.625%, 6/15/15		1,590	1,752,975

			3,192,975

Consumer Cyclical - Other – 0.1%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,909,437

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(f)	US$	2,650	$2,557,250

Consumer Non-Cyclical – 0.2%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	394,361
Reynolds American, Inc. 7.625%, 6/01/16		1,376	1,547,261
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		422	434,133
Whirlpool Corp. 8.60%, 5/01/14		190	222,379

			2,598,134

Energy – 0.4%
TNK-BP Finance SA 7.25%, 2/02/20(b)		360	370,800
7.50%, 7/18/16(b)		4,708	5,102,530
Williams Cos., Inc. 7.875%, 9/01/21		149	178,360

			5,651,690

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(b)(e)		2,368	2,450,880
8.50%, 5/30/13(b)		2,103	2,360,618

			4,811,498

Services – 0.1%
Expedia, Inc. 8.50%, 7/01/16		1,750	1,944,687

Technology – 0.1%
Motorola, Inc. 6.50%, 9/01/25		2,035	2,064,788
7.50%, 5/15/25		325	359,908

			2,424,696

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. Series 071A 6.821%, 8/10/22		1,240	1,268,361

			71,567,805

Financial Institutions – 4.4%
Banking – 1.8%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	1,850	2,920,046
American Express Co. 6.80%, 9/01/66(f)	US$	2,960	2,915,600

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 5.926%, 12/15/16(b)(f)	US$	2,300	$2,081,500
8.55%, 6/15/11(b)(f)		1,000	1,015,000
BNP Paribas 5.186%, 6/29/15(b)		622	572,240
BNP Paribas Capital Trust IV 6.342%, 1/24/12(f)	EUR	1,000	1,304,821
Countrywide Financial Corp. 6.25%, 5/15/16	US$	505	524,865
Danske Bank A/S 5.914%, 6/16/14(b)		685	615,680
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(b)(f)		3,500	2,380,000
Morgan Stanley 2.983%, 5/30/11(c)	NZD	3,900	2,770,452
10.09%, 5/03/17(b)	BRL	5,230	2,828,247
MUFG Capital Finance 5 Ltd 6.299%, 1/25/17	GBP	475	657,730
National Capital Trust II 5.486%, 3/23/15(b)(f)	US$	1,700	1,571,664
Societe Generale 4.196%, 1/26/15(f)	EUR	1,500	1,657,655
VTB Capital SA 6.875%, 5/29/18(b)	US$	1,333	1,399,650
Wells Fargo & Co. Series K 7.98%, 3/15/18(f)		2,600	2,743,000

			27,958,150

Finance – 0.4%
HSBC Finance Capital Trust IX 5.911%, 11/30/35(f)		465	424,313
SLM Corp. 5.125%, 8/27/12		999	1,007,974
Series A 4.50%, 7/26/10		899	902,987
5.00%, 10/01/13		4,100	4,043,018

			6,378,292

Insurance – 1.9%
The Allstate Corp. 6.125%, 5/15/37(f)		1,500	1,410,000
AON Corp. 8.205%, 1/01/27		745	811,682
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,723	2,076,288
Coventry Health Care, Inc. 5.875%, 1/15/12		664	692,699
5.95%, 3/15/17		1,415	1,379,766

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Farmers Insurance Exchange 8.625%, 5/01/24(b)	US$	3,000	$3,240,996
Lincoln National Corp. 8.75%, 7/01/19		604	753,449
MetLife, Inc. 10.75%, 8/01/39		1,995	2,570,264
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)(f)		5,000	4,636,480
9.375%, 8/15/39(b)		2,040	2,440,221
Suncorp Metway Insurance Ltd. 6.75%, 10/06/26(f)	AUD	500	358,568
Series 1 6.75%, 9/23/24(f)		800	625,409
Swiss Re Capital I LP 6.854%, 5/25/16(b)(f)	US$	1,400	1,299,326
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,365	1,432,297
Vero Insurance Ltd. 6.15%, 9/07/25(f)	AUD	700	474,966
WR Berkley Corp. 5.60%, 5/15/15	US$	3,500	3,629,301
ZFS Finance USA Trust I 6.15%, 12/15/65(b)(f)		3,000	2,880,000

			30,711,712

Other Finance – 0.3%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)		894	988,279
ORIX Corp. 5.48%, 11/22/11		3,000	3,105,297
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	22,062	757,257

			4,850,833

			69,898,987

Non Corporate Sectors – 1.8%
Agencies - Not Government Guaranteed – 1.8%
Gaz Capital SA 6.212%, 11/22/16(b)	US$	2,825	2,881,500
6.51%, 3/07/22(b)		9,473	9,307,223
9.25%, 4/23/19(b)		3,953	4,669,481
Petrobras International Finance 5.75%, 1/20/20		3,050	3,097,775
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(b)		869	899,415
7.70%, 8/07/13(b)		3,477	3,859,470
8.70%, 8/07/18(b)		1,219	1,444,515
VTB Capital SA 6.875%, 5/29/18(b)		2,100	2,205,000

			28,364,379

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.9%
Electric – 0.4%
Aquila, Inc. 11.875%, 7/01/12	US$	1,000	$1,173,997
Dominion Resources, Inc./VA 7.50%, 6/30/66(f)		4,100	4,161,500
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)(e)		1,739	1,938,985

			7,274,482

Natural Gas – 0.5%
Enterprise Products Operating LLC Series H 6.65%, 10/15/34		1,500	1,614,035
Southern Union Co. 7.60%, 2/01/24		3,200	3,654,342
TransCanada Pipelines Ltd. 6.35%, 5/15/67(f)		2,500	2,404,105

			7,672,482

			14,946,964

Total Corporates – Investment Grades (cost $172,042,481)			184,778,135

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.9%
Non-Agency Fixed Rate CMBS – 5.9%
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class AM 5.675%, 7/10/46		500	452,050
Series 2006-5, Class AJ 5.477%, 9/10/47		810	534,397
Series 2007-5, Class AM 5.772%, 2/10/51		4,676	4,150,536
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.699%, 6/24/50(b)		3,500	2,711,416
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class AM 5.449%, 12/11/40		1,400	1,372,049
Series 2006-PW1, Class AJ 5.945%, 9/11/38		1,520	1,294,657
Series 2006-PW13, Class AM 5.582%, 9/11/41		308	289,102
Series 2007-PW18, Class AM 6.084%, 11/11/17		1,500	1,379,819

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.019%, 6/15/38	US$	5,686	$5,868,340
Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	5,232,509
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	4,736,726
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 6.085%, 7/10/38		6,000	5,528,660
GS Mortgage Securities Corp. II Series 2006-GG6, Class AM 5.622%, 4/10/38		3,000	2,669,491
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AJ 5.04%, 10/15/42		5,300	4,648,274
Series 2006-CB15, Class AM 5.855%, 6/12/43		670	627,634
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	2,929,684
Series 2007-LD11, Class AM 6.006%, 6/15/49		5,105	4,149,943
LB-UBS Commercial Mortgage Trust Series 2005-C2, Class AJ 5.205%, 4/15/30		2,475	2,151,063
Series 2006-C1, Class AM 5.217%, 2/15/31		2,100	2,018,426
Series 2007-C1, Class AM 5.455%, 2/15/40		5,500	4,843,052
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 6.02%, 6/12/50		1,700	1,736,349
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class AM 6.111%, 6/12/46		1,450	1,402,244
Series 2006-3, Class AM 5.456%, 7/12/46		1,340	1,139,564
Series 2006-4, Class AM 5.204%, 12/12/49		10,100	8,798,447
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,100	7,200,192
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,876	7,091,803

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.311%, 7/15/42	US$	1,810	$1,564,055
Series 2006-C23, Class AM 5.466%, 1/15/45		2,400	2,266,290
Series 2006-C25, Class AM 5.926%, 5/15/43		3,700	3,465,596
Series 2006-C27, Class AM 5.795%, 7/15/45		2,000	1,825,521

Total Commercial Mortgage-Backed Securities (cost $82,244,909)			94,077,889

QUASI-SOVEREIGNS – 5.5%
Quasi-Sovereign Bonds – 5.5%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(b)		2,600	2,704,000

Kazakhstan – 1.8%
Intergas Finance BV 6.375%, 5/14/17(b)		8,000	8,260,000
Kazmunaigaz Finance Sub BV 7.00%, 5/05/20(b)		3,746	3,811,555
8.375%, 7/02/13(b)		4,530	5,028,300
9.125%, 7/02/18(b)		3,812	4,486,600
11.75%, 1/23/15(b)		5,900	7,419,250

			29,005,705

Russia – 2.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)		17,519	18,307,355
7.125%, 1/14/14(b)		4,785	5,203,687
7.50%, 3/25/13	RUB	15,000	508,440
7.75%, 5/29/18(b)	US$	11,479	13,086,060

			37,105,542

Trinidad And Tobago – 0.2%
Petroleum Co of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		2,150	2,515,500

Ukraine – 0.4%
NAK Naftogaz Ukraine 9.50%, 9/30/14		5,978	6,396,460

Venezuela – 0.6%
Petroleos de Venezuela SA 5.375%, 4/12/27		19,894	10,305,092

Total Quasi-Sovereigns (cost $73,894,538)			88,032,299

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 4.2%
Brazil – 2.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	19,170	$10,223,328
Republic of Brazil 10.25%, 1/10/28(e)		2,649	1,539,186
12.50%, 1/05/16(e)		12,088	7,775,611
12.50%, 1/05/22		25,811	17,076,169

			36,614,294

Colombia – 0.4%
Colombia 7.75%, 4/14/21	COP	11,783,000	6,385,680

Hungary – 0.7%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,175,500	5,755,632
Series 15/A 8.00%, 2/12/15		509,090	2,728,935
Series 16/C 5.50%, 2/12/16		599,080	2,852,290

			11,336,857

South Africa – 0.8%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	78,000	10,471,356
Series R204 8.00%, 12/21/18		16,800	2,205,684
Series R207 7.25%, 1/15/20		7,600	935,795

			13,612,835

Total Governments – Treasuries (cost $59,684,784)			67,949,666

BANK LOANS – 2.0%
Industrial – 1.6%
Basic – 0.1%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)	US$	211	203,165
Ineos US Finance LLC 7.50%, 12/16/13(c)		129	127,960
8.00%, 12/16/14(c)		129	128,606
John Maneely Co. 3.55%, 12/09/13(c)		405	388,789
Smurfit-Stone Container Enterprises, Inc. 0.50%, 2/22/16(a)(l)		1,000	1,001,490

			1,850,010

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Anchor Glass Container Corp. 6.00%, 3/02/16(c)	US$	750	$747,660
Graham Packaging Company, L.P. 6.75%, 4/05/14(c)		769	774,211
Graphic Packaging International, Inc. 3.04%-3.05%, 5/16/14(c)		206	204,542
Hawker Beechcraft Acquisition Co. LLC 2.27%-2.29%, 3/26/14(c)		121	103,274
2.29%, 3/26/14(c)		7	6,142
10.50%, 3/26/14(c)		2,886	2,888,386

			4,724,215

Communications - Media – 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.79%, 7/03/14(c)		1,222	1,095,299
Charter Communications Operating LLC 2.30%, 3/06/14(c)		980	927,405
7.25%, 3/06/14(c)		1,225	1,240,508
Clear Channel Communications, Inc. 3.92%, 1/29/16(c)		169	140,880
SuperMedia, Inc (fka Idearc Inc) 11.00%, 12/31/15(c)		353	329,737
Univision Communications, Inc. 2.54%, 9/29/14(c)		2,375	2,161,630
Wide Open West Finance LLC 2.75%-4.75%, 6/30/14(c)		978	925,532

			6,820,991

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 3.00%-3.05%, 8/07/14(c)		997	951,232
Federal Mogul Corp. 2.19%-2.20%, 12/29/14-12/28/15(c)		1,995	1,823,895
Ford Motor Co. 3.26%-3.31%, 12/15/13(c)		231	222,409

			2,997,536

Consumer Cyclical - Other – 0.1%
Harrah's Operating Co., Inc. 3.32%, 1/28/15(c)		601	528,559
Las Vegas Sands LLC 2.05%, 5/23/14(c)		496	467,803

			996,362

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corp. 2.51%-4.50%, 5/28/13(c)		280	267,540
Rite Aid Corp. 2.00%-2.03%, 6/04/14(c)		997	922,646

			1,190,186

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
Wm. Wrigley Jr. Co. 3.31%, 10/06/14(c)	US$	496	$499,295

Energy – 0.0%
Ashmore Energy International 3.27%, 3/30/12(c)		118	112,087
3.29%, 3/30/14(c)		795	753,483

			865,570

Other Industrial – 0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(c)		245	238,098

Services – 0.3%
Aveta, Inc. 8.00%, 4/14/15(c)		250	246,563
Koosharem Corp. 6/30/14(c)		2,647	2,064,923
Sabre, Inc. 2.34%-2.27%, 9/30/14(c)		495	469,748
ServiceMaster Co./The 2.75%-2.78%, 7/24/14(c)		180	174,087
2.78%, 7/24/14(c)		18	17,336
West Corp. 7.25%, 10/24/13(c)		1,225	1,233,947

			4,206,604

Technology – 0.1%
Avaya, Inc. 3.00%, 10/24/14(c)		1,095	1,002,733
First Data Corp. 3.03%-3.04%, 9/24/14(c)		726	651,606
Sungard Data Systems, Inc. 2.00%, 2/28/14(c)		25	24,269
3.87%-3.89%, 2/28/16(c)		361	358,731

			2,037,339

			26,426,206

Financial Institutions – 0.2%
Finance – 0.1%
CIT Group, Inc. 13.00%, 1/20/12(c)		787	812,827
International Lease Finance Corp. (Delos Aircraft, Inc.) 6.75%, 3/17/15(c)		144	146,966
7.00%, 3/17/16(c)		106	107,025

			1,066,818

Insurance – 0.0%
Asurion Corp. 3.25%, 7/03/14(c)		299	294,396

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
Capital Automotive L.P. 2.75%, 12/14/12(c)	US$	1,537	$1,509,222

			2,870,436

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. 2.81%, 11/01/13(c)		359	345,913
4.81%, 5/01/14(c)		1,000	905,000
Texas Competitive Electric Holdings Co. LLC 3.75%-3.79%, 10/10/14(c)		1,711	1,402,170

			2,653,083

Total Bank Loans (cost $31,088,638)			31,949,725

EMERGING MARKETS – CORPORATE BONDS – 1.6%
Industrial – 1.2%
Basic – 0.1%
Braskem SA 7.00%, 5/07/20(b)		2,300	2,303,289

Communications - Media – 0.3%
Columbus International, Inc. 11.50%, 11/20/14(b)		5,142	5,650,030

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Proprietary Ltd. 6.15%, 6/15/15(b)(c)	EUR	2,734	2,520,828

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(b)		1,956	2,636,870

Energy – 0.3%
Ecopetrol SA 7.625%, 7/23/19	US$	1,722	1,928,640
Pan American Energy LLC 7.875%, 5/07/21(b)		2,360	2,317,614

			4,246,254

Other Industrial – 0.2%
New Reclamation Group 8.125%, 2/01/13(b)	EUR	2,487	2,483,380
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(b)		186	246,411

			2,729,791

			20,087,062

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.4%
Banking – 0.3%
Alfa Bond Issuance PLC for OJSC Alfa Bank 8.625%, 12/09/15	US$	900	$909,000
ATF Bank 9.00%, 5/11/16		2,564	2,743,480
Banco BMG SA 9.15%, 1/15/16(b)		1,300	1,407,250

			5,059,730

Other Finance – 0.1%
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(b)		1,200	1,167,084

			6,226,814

Total Emerging Markets – Corporate Bonds (cost $25,266,481)			26,313,876

GOVERNMENTS – SOVEREIGN BONDS – 1.6%
Brazil – 0.4%
Republic of Brazil 7.125%, 1/20/37		2,588	2,963,260
8.25%, 1/20/34		2,022	2,598,270

			5,561,530

Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(b)		3,280	3,539,697

Hungary – 0.2%
Republic of Hungary 6.25%, 1/29/20		2,772	2,896,740

Iceland – 0.2%
Iceland Government International Bond 3.75%, 12/01/11	EUR	2,750	3,389,597

Lithuania – 0.4%
Republic of Lithuania 6.75%, 1/15/15(b)	US$	3,815	4,120,528
7.375%, 2/11/20(b)		2,202	2,378,160

			6,498,688

Peru – 0.2%
Republic of Peru 8.75%, 11/21/33		2,738	3,627,850

Total Governments – Sovereign Bonds (cost $22,388,174)			25,514,102

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.5%
Credit Cards - Floating Rate – 0.9%
Citibank Omni Master Trust Series 2009-A14A, Class A14 3.004%, 8/15/18(b)(c)	US$	13,000	$13,642,232

Home Equity Loans - Fixed Rate – 0.5%
Countrywide Alternative Loan Trust Series 2006-1, Class AF6 5.526%, 7/25/36		2,834	2,170,514
Csab 2006-2 A6a Series 2006-2, Class A6A 5.72%, 9/25/36		2,225	1,515,921
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,500	1,616,120
Series 2007-8XS, Class A2 6.00%, 4/25/37		2,400	1,530,067
Ramc 2007-3 Af3 Series 2007-3, Class AF3 7.238%, 9/25/37		2,800	1,507,888

			8,340,510

Home Equity Loans - Floating Rate – 0.1%
Countrywide Asset-Backed Certificates Series 2006-S10, Class A1 0.373%, 10/25/36(c)		346	329,812
Series 2007-S2, Class A1 0.403%, 5/25/37(c)		1,417	1,213,202

			1,543,014

Total Asset-Backed Securities (cost $22,900,914)			23,525,756

CMOS – 1.2%
Non-Agency Fixed Rate – 0.5%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,901	1,360,307
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,091	735,819
Wells Fargo Alternative Loan Trust Series 2006-7, Class A4 6.171%, 9/25/36		3,634	2,223,710
Series 2007-PA3, Class 3A1 6.25%, 7/01/37		5,037	3,855,304

			8,175,140

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.4%
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 0.863%, 4/25/37(c)	US$	6,059	$3,625,526
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.863%, 8/25/37(c)		4,414	3,184,004

			6,809,530

Non-Agency ARMS – 0.3%
American Home Mortgage Assets Series 2006-5, Class A1 1.383%, 11/25/46(c)		5,145	2,602,686
Indymac Index Mortgage Loan Trust Series 2006-AR5, Class 2A1 5.572%, 5/25/36(f)		1,326	1,045,816

			3,648,502

Total CMOs (cost $17,093,909)			18,633,172

EMERGING MARKETS – TREASURIES – 1.1%
Sovereign – 1.1%
Colombia – 0.7%
Republic of Colombia 9.85%, 6/28/27(e)	COP	1,391,000	886,377
12.00%, 10/22/15(e)		15,901,000	10,228,294

			11,114,671

Egypt – 0.2%
Egypt 8.75%, 7/18/12	EGP	19,260	3,464,652

Turkey – 0.2%
Turkey Government Bond 16.00%, 3/07/12	TRY	3,248	2,436,940

Total Emerging Markets – Treasuries (cost $14,125,618)			17,016,263

		Shares
PREFERRED STOCKS – 1.0%
Financial Institutions – 0.6%
Banking – 0.4%
Capital One Capital II 7.50%		130,000	3,156,400
Royal Bank of Scotland Group PLC Series N 6.35%		100,000	1,327,000
Santander Finance Preferred SA Unipersonal 6.80%		67,000	1,557,750

			6,041,150

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Shares	U.S. $ Value

Finance – 0.2%
Citigroup Capital XII 8.50%		77,000	$2,005,850
GMAC, Inc. 7.00%(b)		479	406,806

			2,412,656

REITS – 0.0%
Sovereign REIT 12.00%(b)		501	546,090

			8,999,896

Industrial – 0.4%
Communications - Telecommunications – 0.4%
Centaur Funding Corp. 9.08%(b)		6,280	6,909,962

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp.
Series Z 8.375%(f)		11,250	18,113
Federal National Mortgage Association 8.25%(f)		51,350	74,971

			93,084

Total Preferred Stocks (cost $18,306,332)			16,002,942

COMMON STOCKS – 0.4%
American Media, Inc.(g)(k)(m)		10,382	0
Broder Brothers Co.(k)(m)		26,940	0
Charter Communications, Inc.(m)		3,035	115,026
CIT Group, Inc.(m)		34,742	1,410,525
Citigroup, Inc.(m)		759,999	3,321,196
Dex One Corp.(m)		28,751	871,443

Total Common Stocks (cost $8,367,113)			5,718,190

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Colombia – 0.2%
Bogota Distrio Capital 9.75%, 7/26/28 (cost $2,648,313)	COP	6,665,000	3,817,268

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Republica Orient Uruguay 3.70%, 6/26/37(e) (cost $2,096,944)	UYU	50,420	$2,489,861

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.1%
United States – 0.1%
California ST 7.95%, 3/01/36 (cost $2,244,574)	US$	2,235	2,374,889

SUPRANATIONALS – 0.1%
Eurasian Development Bank 7.375%, 9/29/14(b) (cost $1,804,244)		1,760	1,892,000

GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Philippines – 0.1%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(b) (cost $942,400)		950	1,036,640

		Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(m) (cost $3,532,319)		11,053	71,844

SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 6.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(n) (cost $100,199,158)		100,199,158	100,199,158

Total Investments – 103.7% (cost $1,546,860,042)			1,657,716,667
Other assets less liabilities – (3.7)%			(59,223,644)

Net Assets – 100.0%			$1,598,493,023

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2010	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
JPMorgan Chase Bank, N.A.: Republic of Iceland 4.375%, 3/10/14, 12/20/11*+	(10.50%)	4.115%	EUR	2,750	$(411,399)	$0	$(411,399)

Sale Contracts:
Deutsche Bank AG: Ukraine 7.65%, 6/11/13, 9/20/10*	5.00	6.209		8,800	9,674	356,241	365,915
Deutsche Bank AG: Ukraine 7.65%, 6/11/13, 2/25/11*	5.00	5.836		13,000	21,025	394,975	416,000
Goldman Sachs Bank USA: VTB Bank 4.25%, 2/15/16, 11/20/11*+	11.50	1.584		4,400	901,903	0	901,903
Gazprom 9.25%, 4/28/34, 11/20/11*+	9.25	1.411		8,400	1,369,451	0	1,369,451
JPMorgan Chase Bank, N.A.: OAO Gazprom 10.50%, 10/21/09, 10/20/10*+	1.04	1.000		4,560	2,579	0	2,579
Ukraine 7.65%, 6/11/13, 2/20/11*+	5.00	5.852		3,500	10,295	376,330	386,625
Morgan Stanley Capital Services Inc.: RSHB 7.18%, 5/16/13, 11/20/13*+	9.75	1.638		5,400	1,704,184	0	1,704,184

*	Termination date.

+	The Fund held collateral received from the swap counterparty. The aggregate market value of these securities amounted to $3,067, 627.

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/18/10	14,369	$13,211,141	$13,223,916	$12,775
Brazilian Real settling 5/04/10	13,533	7,820,049	7,785,633	(34,416)
Brazilian Real settling 5/04/10	15,257	8,452,888	8,777,485	324,597
Brazilian Real settling 6/02/10	13,533	7,646,408	7,738,107	91,699
Korean Won settling 7/29/10	11,606,230	10,407,775	10,446,370	38,595
Norwegian Krone settling 6/30/10	88,028	14,869,912	14,880,042	10,130
Polish Zloty settling 5/10/10	26,477	9,175,599	8,976,224	(199,375)
Russian Ruble settling 5/06/10	321,566	10,667,324	11,007,973	340,649

Sale Contracts:
Brazilian Real settling 5/04/10	13,533	7,693,790	7,785,633	(91,843)
Brazilian Real settling 5/04/10	1,724	962,370	991,852	(29,482)
British Pound settling 5/19/10	392	590,001	599,993	(9,992)
Colombian Peso settling 5/11/10	9,951,179	5,164,346	5,084,395	79,951
Colombian Peso settling 5/13/10	12,725,188	6,574,728	6,501,161	73,567
Colombian Peso settling 5/24/10	12,347,877	6,325,756	6,305,353	20,403
Euro Dollar settling 6/16/10	9,848	13,362,132	13,113,597	248,535
Euro Dollar settling 6/16/10	10,935	14,696,673	14,561,516	135,157
Euro Dollar settling 6/16/10	52,388	70,840,731	69,762,168	1,078,563
Euro Dollar settling 6/16/10	9	11,854	11,846	8
Euro Dollar settling 6/16/10	322	435,731	429,414	6,317
Euro Dollar settling 6/16/10	16	20,812	20,815	(3)
Euro Dollar settling 6/16/10	119	158,884	158,173	711
Euro Dollar settling 6/16/10	85	114,091	112,703	1,388
Euro Dollar settling 6/16/10	186	248,238	247,467	771
Euro Dollar settling 6/16/10	3,668	4,920,729	4,883,877	36,852
Euro Dollar settling 6/16/10	14	18,628	18,588	40
Euro Dollar settling 6/16/10	598	805,017	796,099	8,918
Hungarian Forint settling 5/21/10	913,128	4,662,527	4,513,182	149,345
Japanese Yen settling 5/12/10	569,569	6,333,964	6,063,849	270,115
Japanese Yen settling 5/12/10	932,164	10,325,259	9,924,177	401,082
Japanese Yen settling 5/12/10	24,260	269,099	258,278	10,821
New Zealand Dollar settling 5/25/10	3,771	2,646,289	2,737,475	(91,186)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000's)	Currency	Interest Rate		Maturity	Amount
Barclays Capital Inc.	1,853	USD	0.40%		12/31/10	$1,852,562
Barclays Capital Inc.	7,948	USD	0.45		12/31/10	7,948,413
Barclays Capital Inc.	3,533	USD	(0.50	)*	12/31/10	3,528,265
Barclays Capital Inc.	2,162	USD	(0.50	)*	12/31/10	2,161,369
Barclays Capital Inc.	1,089	USD	(0.50	)*	12/31/10	1,088,924
Barclays Capital Inc.	2,180	USD	(0.50	)*	12/31/10	2,179,909
Barclays Capital Inc.	1,020	USD	(0.75	)*	12/31/10	1,020,061
Barclays Capital Inc.	2,076	USD	(0.75	)*	12/31/10	2,075,587
Barclays Capital Inc.	661	USD	(1.00	)*	12/31/10	659,212
Barclays Capital Inc.	1,217	USD	(1.00	)*	12/31/10	1,213,654
Barclays Capital Inc.	1,531	USD	(1.00	)*	12/31/10	1,529,006

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

Broker	Principal Amount (000's)	Currency	Interest Rate		Maturity	Amount
Barclays Capital Inc.	569	USD	(3.00	)*%	12/31/10	$568,513
Barclays Capital Inc.	1,226	USD	(4.00	)*	12/31/10	1,223,730
Chase Manhattan Bank NA	1,441	USD	0.00		12/31/10	1,441,056
Chase Manhattan Bank NA	1,285	USD	0.00		12/31/10	1,284,790
Chase Manhattan Bank NA	4,760	USD	0.20		12/31/10	4,761,296
Chase Manhattan Bank NA	2,050	USD	(0.35	)*	12/31/10	2,047,927
Chase Manhattan Bank NA	918	USD	(0.35	)*	12/31/10	917,623
Chase Manhattan Bank NA	7,978	USD	(0.50	)*	12/31/10	7,971,432
FIMAT Electronic Trading	1,332	EUR	(0.75	)*	12/31/10	1,770,221
FIMAT Electronic Trading	913	EUR	(0.75	)*	12/31/10	1,213,429
ING Bank Amsterdam	740	USD	0.00		12/31/10	740,000
ING Bank Amsterdam	1,005	USD	(0.10	)*	12/31/10	1,005,319
ING Bank Amsterdam	3,285	USD	(0.13	)*	12/31/10	3,284,641
ING Bank Amsterdam	1,289	USD	(0.25	)*	12/31/10	1,288,382
ING Bank Amsterdam	3,209	USD	(0.25	)*	12/31/10	3,208,398
ING Bank Amsterdam	431	USD	(0.25	)*	12/31/10	430,991
ING Bank Amsterdam	1,076	USD	(0.38	)*	12/31/10	1,075,002
ING Bank Amsterdam	956	USD	(0.38	)*	12/31/10	955,811
ING Bank Amsterdam	473	USD	(0.38	)*	12/31/10	472,451
ING Bank Amsterdam	1,110	USD	(0.50	)*	12/31/10	1,107,780
ING Bank Amsterdam	914	USD	0.54		12/31/10	915,546
ING Bank Amsterdam	637	USD	(1.25	)*	12/31/10	633,058
ING Bank Amsterdam	1,198	USD	(1.25	)*	12/31/10	1,193,864
ING Bank Amsterdam	1,588	USD	(1.25	)*	12/31/10	1,587,614
ING Bank Amsterdam	2,095	USD	(1.63	)*	12/31/10	2,091,879
ING Bank Amsterdam	448	USD	(1.75	)*	12/31/10	447,348
ING Bank Amsterdam	544	USD	(2.50	)*	12/31/10	543,354

						$69,438,417

*	Interest payment due from counterparty.

(a)	When-Issued or delayed delivery security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate market value of these securities amounted to $522,448,129 or 32.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at April 30, 2010.

(d)	Pay-In-Kind Payments (PIK).

(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $65,194,448.
(f)	Variable rate coupon, rate shown as of April 30, 2010.

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.0% of net assets as of April 30, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gallery Capital SA 10.125%, 5/15/13	5/10/2006	$958,819	$192,000	0.01%
Broder Brothers Co. 12.00%, 10/15/13	5/21/2009	516,302	253,810	0.02%
Greektown Holdings LLC 10.75%, 12/01/13	11/22/2005	668,197	47,369	0.00%
Merisant Co. 9.50%, 7/15/13	2/ 5/2008	779,552	107,500	0.01%
American Media, Inc.	3/ 4/2009	230,000	0	0.00%

(h)	Security is in default and is non-income producing.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Illiquid security.

(k)	Fair valued.

(l)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $1,001,490 and $1,490, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Non-income producing security.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2010, the fund’s total exposure to subprime investments was 1.54% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar BRL – Brazilian Real COP – Colombian Peso EGP – Egypt Pound EUR – Euro Dollar GBP – Great British Pound HUF – Hungarian Forint	JPY – Japanese Yen NZD – New Zealand Dollar RUB – Russian Rouble TRY – New Turkish Lira UYU – Uruguayan Peso ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,446,660,884)	$1,557,517,509
Affiliated issuers (cost $100,199,158)	100,199,158
Cash	8,839,684 (a)
Foreign currencies, at value (cost $665,659)	679,089
Dividends and interest receivable	31,737,230
Receivable for capital stock sold	19,176,754
Unrealized appreciation of credit default swap contracts	5,146,657
Unrealized appreciation of forward currency exchange contracts	3,340,989
Receivable for investment securities sold	2,226,363

Total assets	1,728,863,433

Liabilities
Payable for reverse repurchase agreements	69,438,417
Payable for investment securities purchased	38,012,146
TALF loan payable	11,700,000
Payable for capital stock redeemed	4,208,388
Dividends payable.	3,626,766
Upfront premiums received on credit default swap contracts	1,127,546
Advisory fee payable	653,708
Distribution fee payable	584,698
Unrealized depreciation of forward currency exchange contracts	456,297
Unrealized depreciation of credit default swap contracts	411,399
Transfer Agent fee payable	37,021
Administrative fee payable	34,656
Accrued expenses and other liabilities	79,368

Total liabilities	130,370,410

Net Assets	$1,598,493,023

Composition of Net Assets
Capital stock, at par	$179,405
Additional paid-in capital	1,549,680,604
Distributions in excess of net investment income	(6,783,699)
Accumulated net realized loss on investment and foreign currency transactions	(63,129,818)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	118,546,531

$1,598,493,023

(a)	An amount of $200,000 has been segregated to collateralize credit default swap contracts outstanding at April 30, 2010.

See notes to financial statements.

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$984,309,017	110,780,891	$8.89	*

B	$46,685,576	5,212,755	$8.96

C	$351,163,052	39,090,872	$8.98

Advisor	$198,326,362	22,294,531	$8.90

R	$8,890,262	1,000,874	$8.88

K	$1,440,186	162,097	$8.88

I	$7,678,568	863,240	$8.90

*	The maximum offering price per share for Class A shares was $9.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (unaudited)

Investment Income
Interest	$58,196,481
Dividends
Unaffiliated issuers	802,284
Affiliated issuers	41,395	$59,040,160

Expenses
Advisory fee (see Note B)	3,271,400
Distribution fee—Class A	1,289,131
Distribution fee—Class B	248,039
Distribution fee—Class C	1,369,294
Distribution fee—Class R	12,617
Distribution fee—Class K	1,738
Transfer agency—Class A	495,737
Transfer agency—Class B	38,393
Transfer agency—Class C	167,321
Transfer agency—Advisor Class	67,176
Transfer agency—Class R	6,561
Transfer agency—Class K	1,391
Transfer agency—Class I	1,065
Custodian	121,048
Registration fees	117,325
Printing	73,140
Administrative	55,422
Audit	37,137
Directors’ fees	25,920
Legal	22,401
Miscellaneous	16,732

Total expenses before interest and borrowing fee	7,438,988
Interest expense and borrowing fee	541,787

Total expenses	7,980,775
Less: expense waived and reimbursed by the Adviser (see Note B)	(265,476)

Net expenses		7,715,299

Net investment income		51,324,861

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		13,808,140
Swap contracts		2,720,717
Foreign currency transactions		8,014,936
Net change in unrealized appreciation/depreciation of:
Investments		75,163,439
Swap contracts		(161,651)
Foreign currency denominated assets and liabilities		2,079,187

Net gain on investment and foreign currency transactions		101,624,768

Net Increase in Net Assets from Operations		$152,949,629

See notes to financial statements.

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2010 (unaudited)		Year Ended October 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,324,861		$74,840,528
Net realized gain (loss) on investment and foreign currency transactions	24,543,793		(56,155,194)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	77,080,975		336,341,100

Net increase in net assets from operations	152,949,629		355,026,434
Dividends and Distributions to Shareholders from
Net investment income
Class A	(35,255,618)		(54,815,063)
Class B	(1,851,544)		(4,924,499)
Class C	(10,094,495)		(13,216,302)
Advisor Class	(4,959,370)		(3,291,539)
Class R	(202,001)		(248,936)
Class K	(57,647)		(101,203)
Class I	(74,797)		(24,694)
Tax return of capital
Class A	– 0	–	(987,790)
Class B	– 0	–	(96,072)
Class C	– 0	–	(256,532)
Advisor Class	– 0	–	(55,537)
Class R	– 0	–	(4,516)
Class K	– 0	–	(1,799)
Class I	– 0	–	(428)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(1,501,743)
Class B	– 0	–	(176,981)
Class C	– 0	–	(371,845)
Advisor Class	– 0	–	(17,794)
Class R	– 0	–	(5,912)
Class K	– 0	–	(2,609)
Class I	– 0	–	(658)
Capital Stock Transactions
Net increase	360,913,184		235,996,628

Total increase	461,367,341		510,920,610
Net Assets
Beginning of period	1,137,125,682		626,205,072

End of period (including distributions in excess of net investment income of $(6,783,699) and $(5,613,088), respectively)	$1,598,493,023		$1,137,125,682

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Notes to Financial Statements

in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). As of April 30, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$735,446,814		$21,098,222		$756,545,036
Emerging Markets – Sovereigns		– 0	–	182,084,338		7,693,618		189,777,956
Corporates – Investment Grades		– 0	–	180,204,352		4,573,783		184,778,135
Commercial Mortgage-Backed Securities		– 0	–	40,773,016		53,304,873		94,077,889
Quasi-Sovereigns		– 0	–	84,220,744		3,811,555		88,032,299
Governments – Treasuries		– 0	–	67,949,666		– 0	–	67,949,666
Bank Loans		– 0	–	– 0	–	31,949,725		31,949,725
Emerging Markets – Corporate Bonds		– 0	–	24,906,626		1,407,250		26,313,876
Governments – Sovereign Bonds		– 0	–	25,514,102		– 0	–	25,514,102
Asset-Backed Securities		– 0	–	13,642,232		9,883,524		23,525,756
CMOs		– 0	–	– 0	–	18,633,172		18,633,172
Emerging Markets – Treasuries		– 0	–	17,016,263		– 0	–	17,016,263
Preferred Stocks		– 0	–	16,002,942		– 0	–	16,002,942
Common Stocks		5,718,190		– 0	–	– 0	–	5,718,190
Local Governments – Regional Bonds		– 0	–	– 0	–	3,817,268		3,817,268
Inflation-Linked Securities		– 0	–	2,489,861		– 0	–	2,489,861
Local Governments – Municipal Bonds		– 0	–	2,374,889		– 0	–	2,374,889
Supranationals		– 0	–	1,892,000		– 0	–	1,892,000
Governments – Sovereign Agencies		– 0	–	1,036,640		– 0	–	1,036,640
Warrants		– 0	–	71,844		– 0	–	71,844
Short-Term Investments		100,199,158		– 0	–	– 0	–	100,199,158

Total Investments in Securities		105,917,348		1,395,626,329		156,172,990		1,657,716,667

Other Financial Instruments*:
Assets		– 0	–	8,487,646		– 0	–	8,487,646
Liabilities		– 0	–	(867,696)		– 0	–	(867,696)
TALF Loans		– 0	–	– 0	–	(11,700,000)		(11,700,000)

Total		$105,917,348		$1,403,246,279		$144,472,990		$1,653,636,617

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Non- Investment Grades		Emerging Markets - Sovereign			Corporates - Investment Grades		Commercial Mortgage - Backed Securities
Balance as of 10/31/09	$29,155,307			$148,430,304		$39,517,688		$13,743,817
Accrued discounts/premiums	86,699			1,324,553		161,848		136,255
Realized gain (loss)	– 0	–		8,506,756		(77,258)		– 0	–
Change in unrealized appreciation/ depreciation	2,470,942			(1,709,677)		2,320,239		4,275,423
Net purchases (sales)	17,648,440			(20,136,675)		(8,850,446)		21,614,205
Net transfers in and/or out of Level 3	(28,263,166)			(128,721,643)		(28,498,288)		13,535,173

Balance as of 4/30/10	$21,098,222			$7,693,618		$4,573,783		$53,304,873

Net change in unrealized appreciation/depreciation from investments held as of 4/30/10	$518,364			$49,634		$260,819		$5,465,151

	Quasi - Sovereigns		Governments - Treasuries			Bank Loans		Emerging Markets - Corporate Bonds
Balance as of 10/31/09	$43,005,423			$39,173,955		$18,968,639		$3,793,940
Accrued discounts/premiums	341,935			59,741		286,992		412
Realized gain (loss)	193,951			392,145		188,741		– 0	–
Change in unrealized appreciation/depreciation	3,819,859			(1,464,491)		802,770		356,378
Net purchases (sales)	10,984,882			(9,322,667)		11,702,583		– 0	–
Net transfers in and/or out of Level 3	(54,534,495)			(28,838,683)		– 0	–	(2,743,480)

Balance as of 4/30/10	$3,811,555		$	– 0	–	$31,949,725		$1,407,250

Net change in unrealized appreciation/depreciation from investments held as of 4/30/10	$131,372		$	– 0	–	$827,608		$73,726

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Governments - Sovereign Bonds			Asset- Backed Securities		CMOs			Emerging Markets - Treasuries
Balance as of 10/31/09		$6,185,050		$2,095,498			$3,617,638			$29,116,404
Accrued discounts/premiums		(1,307)		10,658			98,143			(28,229)
Realized gain (loss)		– 0	–	98,921			375,631			1,912,034
Change in unrealized appreciation/ depreciation		42,377		181,917			800,472			(1,542,872)
Net purchases (sales)		– 0	–	7,496,530			13,741,288			(13,250,572)
Net transfers in and/or out of Level 3		(6,226,120)		– 0	–		– 0	–		(16,206,765)

Balance as of 4/30/10	$	– 0	–	$9,883,524			$18,633,172		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/10	$	– 0	–	$177,683			$800,472		$	– 0	–

	Preferred Stocks			Local Governments - Regional Bonds		Inflation - Linked Securities			Governments - Sovereign Agencies
Balance as of 10/31/09		$526,050		$3,076,661			$4,056,156			$2,632,732
Accrued discounts/premiums		– 0	–	4,046			116,113			(23,845)
Realized gain (loss)		– 0	–	– 0	–		224,375			64,081
Change in unrealized appreciation/ depreciation		20,040		736,561			121,708			(122,412)
Net purchases (sales)		– 0	–	– 0	–		(2,028,490)			(2,550,556)
Net transfers in and/or out of Level 3		(546,090)		– 0	–		(2,489,862)			– 0	–

Balance as of 4/30/10	$	– 0	–	$3,817,268		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/10	$	– 0	–	$736,561		$	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Notes to Financial Statements

	Warrants			TALF Loans			Total
Balance as of 10/31/09		$287,500			$(52,705,337)		$334,677,425
Accrued discounts/premiums		– 0	–		– 0	–	2,574,014
Realized gain (loss)		392,500			– 0	–	12,271,877
Change in unrealized appreciation/ depreciation		(287,500)			– 0	–	10,821,734
Net purchases (sales)		(392,500)			41,005,337		67,661,359
Net transfers in and/or out of Level 3		– 0	–		– 0	–	(283,533,419)

Balance as of 4/30/10	$	– 0	–		$(11,700,000)		$144,472,990

Net change in unrealized appreciation/depreciation from investments held as of 4/30/10	$	– 0	–	$	– 0	–	$9,041,390	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective January 25, 2008, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis, to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R. Class K and Class I shares,

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Notes to Financial Statements

respectively. This waiver extends through October 31, 2010 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2010, such reimbursement amounted to $265,476 .

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2010, such fee amounted to $55,422.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $353,610 for the six months ended April 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $159,516 from the sale of Class A shares and received $21,323, $9,688, and $44,054 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2010 is as follows:

Market Value October 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2010 (000)	Dividend Income (000)
$ 112,962	$282,551	$295,314	$100,199	$41

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,482,235, $4,791,775, $24,767 and $4,318 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2010, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$572,750,083		$156,015,917
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and swap contracts) are as follows:

Gross unrealized appreciation	$149,156,241
Gross unrealized depreciation	(38,299,616)

Net unrealized appreciation	$110,856,625

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2010, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Notes to Financial Statements

realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/ (pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2010, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $50,810,000 with net unrealized appreciation of $4,735,258 and terms ranging from 5 month to 4 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2010, the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounts $411,399 at April 30, 2010.

At April 30, 2010 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair value
Credit contracts	Unrealized appreciation of credit default swap contracts	$5,146,657	Unrealized depreciation of credit default swap contracts	$411,399

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	3,340,989	Unrealized depreciation of forward currency exchange contracts	456,297

Total		$8,487,646		$867,696

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on credit default swap contracts; change in unrealized appreciation/depreciation of swap contracts	$2,720,717	$(161,651)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; changes in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	7,365,980	2,159,423

Total		$10,086,697	$1,997,772

For the six months ended April 30, 2010, the average monthly notional amount of credit default swap contracts was $ 50,957,143, and the average monthly principal amount of forward currency exchange contracts was $151,514,934.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2010, the average amount of reverse repurchase agreements outstanding was $47,977,443 and the daily weighted average interest rate was (0.31%).

4. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should a Fund be unable to repay a loan.

Additionally, there is the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

investment of the proceeds and/or the interest earned on the collateral to which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, a Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

For the six months ended April 30, 2010, the average amount of TALF loans outstanding for the Fund was $40,835,644 and the weighted average interest rate was 2.55%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009

Class A
Shares Sold	33,999,644	35,548,416	$290,772,282	$255,404,068

Shares Issued in reinvestment of dividends and distributions	2,583,673	5,363,917	21,993,850	35,062,470

Shares converted from Class B	887,273	2,418,802	7,559,109	15,973,756

Shares redeemed	(21,365,180)	(25,654,414)	(180,822,923)	(167,978,078)

Net increase	16,105,410	17,676,721	$139,502,318	$138,462,216

Class B
Shares Sold	184,798	925,937	$1,586,643	$5,947,080

Shares Issued in reinvestment of dividends and distributions	126,317	479,418	1,082,036	3,082,942

Shares converted to Class A	(880,038)	(2,399,018)	(7,559,109)	(15,973,756)

Shares redeemed	(482,793)	(2,015,989)	(4,132,495)	(12,882,778)

Net decrease	(1,051,716)	(3,009,652)	$(9,022,925)	$(19,826,512)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009
Class C
Shares Sold	14,546,605	11,822,324	$125,825,540	$86,721,170

Shares Issued in reinvestment of dividends and distributions	707,951	1,251,606	6,100,590	8,306,930

Shares redeemed	(2,883,228)	(5,373,542)	(24,774,309)	(35,784,954)

Net increase	12,371,328	7,700,388	$107,151,821	$59,243,146

Advisor Class
Shares Sold	15,624,607	10,778,833	$133,691,095	$75,896,243

Shares Issued in reinvestment of dividends and distributions	408,362	362,613	3,501,345	2,577,721

Shares redeemed	(3,053,185)	(2,867,029)	(25,830,269)	(21,929,061)

Net increase	12,979,784	8,274,417	$111,362,171	$56,544,903

Class R
Shares Sold	605,614	275,163	$5,248,075	$1,751,460

Shares Issued in reinvestment of dividends and distributions	22,783	39,069	194,560	248,743

Shares redeemed	(83,222)	(105,163)	(712,833)	(692,999)

Net increase	545,175	209,069	$4,729,802	$1,307,204

Class K
Shares Sold	9,114	26,058	$76,943	$171,689

Shares Issued in reinvestment of dividends and distributions	6,907	15,768	58,731	103,442

Shares redeemed	(15,005)	(9,396)	(126,674)	(66,427)

Net increase	1,016	32,430	$9,000	$208,704

Class I
Shares Sold	820,297	7,106	$7,129,865	$43,828

Shares Issued in reinvestment of dividends and distributions	6,329	3,864	55,695	25,275

Shares redeemed	(539)	(1,919)	(4,563)	(12,136)

Net increase	826,087	9,051	$7,180,997	$56,967

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Notes to Financial Statements

borrowing money. The Fund may also utilize leverage through the use of the TALF loan. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$78,699,783		$65,448,408
Net long-term capital gains	– 0	–	7,054,255

Total taxable distributions	78,699,783		72,502,663
Tax return of capital	1,402,674		– 0	–

Total distributions paid	$80,102,457		$72,502,663

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(87,713,589	)(a)
Unrealized appreciation/(depreciation)	39,359,228	(b)

Total accumulated earnings/(deficit)	$(48,354,361	)(c)

(a)	On October 31 ,2009, the Fund had a net capital loss carryforward for federal income tax purposes of $87,594,996, of which $4,663,406 expires in the year 2010, $2,851,070 expires

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

in the year 2012, $9,578,438 expires in the 2013, $1,924,195 expires in the year 2015 $17,585,736 expires in the year 2016, and $50,992,151 expires in the year 2017. During the fiscal year, the Fund had capital loss carryforwards expire of $215,000,738. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Bond Fund—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc, into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. For the year ended October 31, 2009, the cumulative deferred loss on straddles was $118,593.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2010 (unaudited)		Year Ended October 31,
			2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 8.24		$ 5.85		$ 9.02		$ 8.97		$ 8.70		$ 8.38

Income From Investment Operations
Net investment income(a)	.34	(b)	.67	(b)	.61	(b)	.56		.55		.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		2.44		(2.87)		.41		.43		.34
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.00		3.11		(2.26)		.97		.98		.87

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.69)		(.68)		(.57)		(.57)		(.55)
Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		(.23)		(.35)		(.14)		– 0	–

Total dividends and distributions	(.35)		(.72)		(.91)		(.92)		(.71)		(.55)

Net asset value, end of period	$ 8.89		$ 8.24		$ 5.85		$ 9.02		$ 8.97		$ 8.70

Total Return
Total investment return based on net asset value(d)	12.36	%*	57.11	%*	(27.49	)%*	11.54%		11.87%		10.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$984,309		$780,222		$450,517		$281,677		$235,763		$213,652
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03	%(e)	.99%		1.03	%**	1.41	%**	1.48%		1.20%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.95	%(e)	.95%		1.03	%**	1.41	%**	1.48%		1.20%
Expenses, before waivers/reimbursements	1.07	%(e)	1.13%		1.13	%**	1.41	%**	1.48%		1.20%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.99	%(e)	1.09%		1.07	%**	1.14	%**	1.14%		1.19%
Net investment income	8.03	%(e)	10.13	%(b)	7.65	%(b) **	6.24	%**	6.32%		6.14%
Portfolio turnover rate	12%		46%		74%		67%		75%		100%

See footnote summary on page 84.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2010 (unaudited)		Year Ended October 31,
			2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 8.31		$ 5.90		$ 9.09		$ 9.05		$ 8.77		$ 8.45

Income From Investment Operations
Net investment income(a)	.31	(b)	.62	(b)	.55	(b)	.49		.49		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		2.46		(2.89)		.41		.44		.34
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.97		3.08		(2.34)		.90		.93		.81

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.64)		(.62)		(.51)		(.51)		(.49)
Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		(.23)		(.35)		(.14)		– 0	–

Total dividends and distributions	(.32)		(.67)		(.85)		(.86)		(.65)		(.49)

Net asset value, end of period	$ 8.96		$ 8.31		$ 5.90		$ 9.09		$ 9.05		$ 8.77

Total Return
Total investment return based on net asset value(d)	11.87	%*	55.89	%*	(28.03	)%*	10.51%		11.11%		9.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$46,686		$52,041		$54,724		$35,058		$45,133		$53,629
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74	%(e)	1.68%		1.74	%**	2.14	%**	2.18%		1.89%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65	%(e)	1.65%		1.74	%**	2.14	%**	2.18%		1.89%
Expenses, before waivers/reimbursements	1.82	%(e)	1.88%		1.86	%**	2.14	%**	2.18%		1.90%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.73	%(e)	1.85%		1.80	%**	1.87	%**	1.85%		1.89%
Net investment income	7.29	%(e)	9.46	%(b)	6.83	%(b)**	5.45	%**	5.55%		5.39%
Portfolio turnover rate	12%		46%		74%		67%		75%		100%

See footnote summary on page 84.

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2010 (unaudited)		Year Ended October 31,
			2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 8.33		$ 5.92		$ 9.11		$ 9.07		$ 8.79		$ 8.47

Income From Investment Operations
Net investment income(a)	.31	(b)	.62	(b)	.55	(b)	.49		.49		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		2.46		(2.89)		.41		.44		.34
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.97		3.08		(2.34)		.90		.93		.81

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.64)		(.62)		(.51)		(.51)		(.49)
Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		(.23)		(.35)		(.14)		– 0	–

Total dividends and distributions	(.32)		(.67)		(.85)		(.86)		(.65)		(.49)

Net asset value, end of period	$ 8.98		$ 8.33		$ 5.92		$ 9.11		$ 9.07		$ 8.79

Total Return
Total investment return based on net asset value(d)	11.82	%*	55.68	%*	(27.95	)%*	10.50%		11.10%		9.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$351,163		$222,632		$112,508		$86,525		$88,046		$91,662
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.73	%(e)	1.69%		1.75	%**	2.11	%**	2.17%		1.89%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65	%(e)	1.65%		1.75	%**	2.11	%**	2.17%		1.89%
Expenses, before waivers/reimbursements	1.77	%(e)	1.83%		1.84	%**	2.11	%**	2.17%		1.89%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.69	%(e)	1.79%		1.77	%**	1.85	%**	1.84%		1.88%
Net investment income	7.19	%(e)	9.27	%(b)	6.82	%(b)**	5.47	%**	5.54%		5.38%
Portfolio turnover rate	12%		46%		74%		67%		75%		100%

See footnote summary on page 84.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	January 28, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 8.25	$ 5.86	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.35	.72	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	2.41	(2.69)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.01	3.13	(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.71)	(.49)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.36)	(.74)	(.49)

Net asset value, end of period	$ 8.90	$ 8.25	$ 5.86

Total Return
Total investment return based on net asset value(d)	12.51	%*	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$198,326	$76,843	$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72	%(e)	.72%	.69	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65	%(e)	.65%	.69	%(e)**
Expenses, before waivers/reimbursements	.75	%(e)	.83%	.80	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.68	%(e)	.76%	.76	%(e)**
Net investment income(b)	8.26	%(e)	10.07%	8.16	%(e)**
Portfolio turnover rate	12%	46%	74%

See footnote summary on page 84.

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	January 28, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.33	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65	2.43	(2.66)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	98	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.68)	(.47)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.34)	(.71)	(.47)

Net asset value, end of period	$ 8.88	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	12.13	%*	56.83	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$8,890	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23	%(e)	1.19%	1.18	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.15	%(e)	1.15%	1.18	%(e)**
Expenses, before waivers/reimbursements	1.41	%(e)	1.36%	1.43	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.33	%(e)	1.32%	1.40	%(e)**
Net investment income(b)	7.82	%(e)	9.86%	7.62	%(e)**
Portfolio turnover rate	12%	46%	74%

See footnote summary on page 84.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	January 28, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.35	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64	2.44	(2.66)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	99	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.70)	(.48)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.35)	(.73)	(.48)

Net asset value, end of period	$ 8.88	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	12.27	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,440	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%(e)	.94%	.93	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%(e)	.90%	.93	%(e)**
Expenses, before waivers/reimbursements	1.11	%(e)	1.10%	1.12	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.03	%(e)	1.06%	1.09	%(e)**
Net investment income(b)	8.11	%(e)	10.18%	8.01	%(e)**
Portfolio turnover rate	12%	46%	74%

See footnote summary on page 84.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	January 28, 2008(f) to October 31, 2008

Net asset value, beginning of period	$ 8.25	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.35	.70	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	2.44	(2.67)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.01	3.14	(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.71)	(.49)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.36)	(.74)	(.49)

Net asset value, end of period	$ 8.90	$ 8.25	$ 5.85

Total Return
Total investment return based on net asset value(d)	12.52	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7,679	$306	$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%(e)	.69%	.69	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65	%(e)	.65%	.69	%(e)**
Expenses, before waivers/reimbursements	.71	%(e)	.72%	.79	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.68	%(e)	.68%	.75	%(e)**
Net investment income(b)	8.03	%(e)	10.45%	8.09	%(e)**
Portfolio turnover rate	12%	46%	74%

See footnote summary on page 84.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the six months ended April 30, 2010 and October 31, 2009 and October 31, 2008 by .10%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar fund selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (33% J.P. Morgan Emerging Markets Bond Index Global, 33% J.P. Morgan Government Bond Index – Emerging Markets (local currency-denominated) and 33% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index) (the “Composite Index”), for the 1-, 3-, 5- and 10-year periods ended July 31, 2009 and (in the case of comparisons with the Composite Index) for the 1-, 3- and 5-year periods. The directors noted that the Fund was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period and 1st quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods, and that the Fund lagged the Composite Index in the 3-year period but outperformed the Index in the 1- and 5-year periods. The directors also noted the changes to the Fund’s investment policies approved in August 2007 and the January 2008 acquisitions of all the assets and liabilities of each of AllianceBernstein Bond Fund, Inc. – Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, the contractual effective advisory fee rate of 50 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein High Income Fund, Inc. (the “Fund”).2 ,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that on January 28, 2008, the Fund acquired the assets of AllianceBernstein Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Prior to January 28, 2008, the Fund was named AllianceBernstein Emerging Market Debt Fund, Inc.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also Shown are the Fund’s net assets on September 30, 2008 and 2009.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2009 Net Assets ($MM)	September 30, 2008 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,084.3	$811.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $83,733 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (04/31/09)		Fiscal Year End
High Income Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	0.65% 0.95% 1.65% 1.65% 1.15% 0.90% 0.65%	0.84 1.15 1.90 1.86 1.35 1.08 0.76	% % % % % % %	October 31

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2009 net assets.

Fund	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$1,084.3	Global High Yield Schedule 65 bp on 1st $50 million 35 bp on the balance Minimum Account Size: $50 m	0.358%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
High Income Fund, Inc.	Global High Yield Class A	1.70% on 1st € 5 billion 1.50% on the balance

	Class I (Institutional)	1.15% on 1st € 5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Funds is as follows:

Fund	ITM Mutual Fund	Fee[9]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 21, 2009 by Reuters was ¥92.06 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $325.9 million; ¥20 billion would be equivalent to approximately $217.2 million; and ¥450 billion would be equivalent to approximately $4.888 billion.

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The Adviser represented that it does not sub-advise any registered investment companies have a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.[13]	0.500	0.516	7/15

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

13	Note that one of the Fund’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.972	1.082	6/16	1.103	15/80

Based on this analysis, the Fund has a more favorable ranking in a total expense ratio basis than on a management fee basis

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	Most recently completed fiscal year Class A share total expense ratio.

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that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $33,817, $3,980,721 and $80,426 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2008 in comparison to 2007. During the Fund’s most recently completed fiscal year, ABIS received $607,506 in fees from the Fund.17

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $31,335 under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2009.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.29	0.91	0.31	2/16	20/92
3 year	5.70	2.45	2.06	1/16	1/82
5 year	8.40	3.90	4.03	1/16	1/74
10 year	13.49	3.23	4.29	1/13	1/52

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)24 versus its benchmarks. Note that the Fund may utilize leverage in contrast to the Fund’s benchmark, which has no leverage.

	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
High Income Fund, Inc.	3.34	5.72	8.41	13.50	10.76
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	0.85	6.64	8.24	N/A	N/A
JP Morgan EMBI Global Index	4.24	6.20	8.60	11.14	10.61
JP Morgan GBI EM	-7.69	9.11	10.39	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	5.30	4.05	5.30	5.42	6.29
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0410

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: June 29, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2010